UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

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PROXY STATEMENT

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Blue Capital Reinsurance Holdings Ltd.

(Name of Registrant as Specified In Its Charter)

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BLUE CAPITAL REINSURANCE HOLDINGS LTD.

Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda

NOTICE OF 2018 ANNUAL GENERAL MEETING OF MEMBERS

(herein referred to as “Shareholders”)

To Be Held on May 8, 2018 at 10:00 a.m. Atlantic Daylight Time

To Our Shareholders:

The 2018 Annual General Meeting of Shareholders (the “2018 Annual Meeting”) of Blue Capital Reinsurance Holdings Ltd. (the “Company” or “Blue Capital”) will be held at the Company’s Principal Executive Offices at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda on May 8, 2018, at 10:00 a.m. Atlantic Daylight Time. At this meeting you will be asked to consider and vote on the following proposals:

1)	To fix the number of directors of the Company at five and to elect two Class B director nominees to the Company’s Board of Directors (the “Board”) for terms ending in 2021,

2)	To approve the adoption of the Company’s Amended and Restated Bye-laws, which would go into effect from the conclusion of the 2018 Annual Meeting, and

3)	To appoint Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2018 and to authorize the Board, acting by the Company’s Audit Committee, to set their remuneration.

In addition, we will consider any other business as may properly come before the 2018 Annual Meeting and any adjournments thereof.

The Company’s audited consolidated financial statements as of and for the year ended December 31, 2017, which are included in the Company’s Annual Report on Form 10-K (the “2017 Form 10-K”), as approved by the Board, will be presented at the 2018 Annual Meeting, pursuant to the provisions of the Bermuda Companies Act 1981, as amended (the “Companies Act”), and the Company’s Bye-Laws.

The close of business on March 14, 2018 has been fixed as the record date for determining the Shareholders entitled to notice of, and to vote at, the 2018 Annual Meeting or any adjournments thereof. For a period of at least ten days prior to the 2018 Annual Meeting, a complete list of Shareholders entitled to vote at the 2018 Annual Meeting will be open for examination by any Shareholder during ordinary business hours at the offices of the Company at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda. This Proxy Statement, the Notice of the 2018 Annual Meeting of Shareholders and the accompanying form of proxy are being first mailed to Shareholders on or about March [    ], 2018.

The Company’s Proxy Statement and 2017 Form 10-K are also available at https://materials.proxyvote.com/G1190F.

Shareholders are urged to complete, date, sign and return the enclosed proxy card to the Company in the accompanying envelope, which does not require postage if mailed in the United States. Signing and returning a proxy card will not prohibit you from attending the 2018 Annual Meeting. Please note that the person designated as your proxy need not be a Shareholder. Persons who hold their voting shares in a brokerage account or through a nominee will likely have the added flexibility of directing the voting of their shares by telephone or over the internet.

By Order of the Board,

John V. Del Col

Secretary

Pembroke, Bermuda

March [    ], 2018

THE COMPANY

We are a Bermuda exempted limited liability company that, through our subsidiaries, provides collateralized reinsurance in the property catastrophe market and invests in various insurance-linked securities. We were incorporated under the laws of Bermuda on June 24, 2013 and we commenced operations on November 12, 2013. Our headquarters and principal executive offices are located at Waterloo House, 100 Pitts Bay Road, Pembroke, Bermuda HM 08, which is also our registered office.

Our Common Shares trade on the New York Stock Exchange (“NYSE”) under the symbol “BCRH” and on the Bermuda Stock Exchange under the symbol “BCRH.BH.”

Our business strategy is to build and maintain a diversified portfolio of reinsurance risks that will generate underwriting profits, which we intend principally to distribute to our shareholders through the payment of dividends, with returns commensurate with the amount of risk assumed. We seek to provide our Shareholders with the opportunity to own an alternative asset class whose returns we believe have historically been largely uncorrelated to those of other asset classes, such as global equities and bonds. Subject to the discretion of our Board, we intend to distribute a minimum of 90% of our annual Distributable Income to holders of our Common Shares. “Distributable Income,” a non-GAAP measure, means our GAAP net income plus (minus) non-cash expenses (revenues) recorded in our net income for the period. Subject to the discretion of the Board, we intend to make regular quarterly dividend payments for each of the first three quarters of each year, and either repurchase Common Shares or pay a fourth “special” dividend after the end of the year.

We operate as a single business segment through our wholly-owned subsidiaries: (i) Blue Capital Re Ltd. (“Blue Capital Re”), a Bermuda exempted limited liability company registered as a Class 3A insurer in Bermuda under the Insurance Act, which provides collateralized reinsurance; and (ii) Blue Capital Re ILS Ltd., a Bermuda exempted limited liability company which conducts hedging and other investment activities, including entering into industry loss warranties and purchasing catastrophe bonds, in support of Blue Capital Re’s operations.

Sompo International Holdings Ltd. (“Sompo International”), together with its wholly owned subsidiary, Endurance Specialty Insurance Ltd. (“Endurance Bermuda”), owns 33.2% of the Company’s outstanding Common Shares. Through each of the following roles and relationships, we leverage Sompo International’s reinsurance underwriting expertise and infrastructure to conduct our business: (i) Blue Capital Management Ltd. (the “Manager”), a wholly-owned subsidiary of Sompo International, manages our reinsurance underwriting decisions; (ii) Blue Water Re Ltd. (“Blue Water Re”), Sompo International’s wholly-owned special purpose insurance company, is a significant source of reinsurance business for us; and (iii) certain employees of Sompo International also serve as our Chief Executive Officer (the “CEO”), our Chief Financial Officer (the “CFO”), our Secretary, and as two of our five directors, including the role of Chairman.

We qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As a result, we are eligible to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies. These exemptions include:

•	reduced disclosure about our executive compensation arrangements and no requirement to include a compensation discussion and analysis;

•	no requirement to hold non-binding advisory shareholder votes on executive compensation or golden parachute arrangements;

•	an exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”); and

•	the ability to use an extended transition period for complying with new or revised accounting standards.

We intend to continue to take advantage of some, but not all, of the exemptions available to emerging growth companies until such time that we are no longer an emerging growth company. Accordingly, the information contained herein may be different from the information you receive from other public companies in which you invest.

We have irrevocably elected not to take advantage of the extended transition period afforded by the JOBS Act for the implementation of new or revised accounting standards and, as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non- emerging growth companies.

We will continue to be an emerging growth company until the earliest to occur of: (i) the last day of the year during which we had total annual gross revenues of at least $1.0 billion (as indexed for inflation); (ii) December 31, 2018; (iii) the date on which we have, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; and (iv) the date on which we are deemed to be a “large accelerated filer,” as defined under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda

PROXY STATEMENT

2018 Annual General Meeting of Shareholders

May  8, 2018

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board to be voted at the 2018 Annual Meeting to be held at the Company’s Principal Executive Offices at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda on May 8, 2018 at 10:00 a.m. Atlantic Daylight Time, or any postponement or adjournment thereof. This Proxy Statement, the Notice of 2018 Annual Meeting and the accompanying form of proxy are being first mailed to Shareholders on or about March [    ], 2018.

As of March 14, 2018, the record date for the determination of persons entitled to receive notice of, and to vote at, the 2018 Annual Meeting, there were [8,761,229] Common Shares outstanding. Common Shares are the only class of our share capital entitled to vote at the 2018 Annual Meeting. Common Shares are quoted on the NYSE under the symbol “BCRH” and the Bermuda Stock Exchange under the symbol “BCRH.BH.”

Holders of Common Shares are generally entitled to one vote on each matter to be voted upon by the Shareholders for each Common Share held. Pursuant to the Company’s Bye-Law 24, if, and so long as, the Controlled Shares (as defined below) of any U.S. Person would otherwise represent more than 9.5% of the voting power of all of the Common Shares entitled to vote at an election of directors, then the votes conferred by the Controlled Shares owned by such person will be reduced by whatever amount is necessary so that after any such reduction such votes shall constitute no more than 9.5% of the total voting power of all the Common Shares entitled to vote at any election of directors as set forth in our Bye-Laws. Such Shareholder’s voting power in excess of 9.5% will be redistributed proportionally among the other Shareholders so that 100% of the voting power of all Common Shares is entitled to be cast. In any event, no such reduction and redistribution of voting power may have the effect of increasing another U.S. Person’s voting power to more than 9.5%. If the aggregate reductions in voting power would result in less than 100% of the voting power of all Common Shares being entitled to be cast, the excess of 100% of the voting power over the votes entitled to be cast shall be conferred on the shares held by the Shareholders, proportionately, based on the number of shares held by each Shareholder; provided, however, that the shares of a Shareholder shall not be conferred votes to the extent that any U.S. Person would be considered a 9.5% U.S. Shareholder.

Pursuant to the Company’s Bye-Laws, your votes per Common Share at the 2018 Annual Meeting have been adjusted as stated on the enclosed proxy card.

In addition, the Board may adjust a Shareholder’s voting rights to the extent that it reasonably determines in good faith that it is necessary to do so to avoid adverse U.S. tax consequences or materially adverse legal or regulatory treatment to the Company or any subsidiary of the Company or to any Shareholder or affiliate controlled by such Shareholder. “Controlled Shares” shall include, among other things, all Common Shares that a person is deemed to beneficially own directly, indirectly or constructively within the meaning of Section 958 of the U.S. Internal Revenue Code.

In order to determine the number of Controlled Shares owned by each Shareholder, we are authorized to require any Shareholder to provide information as to that Shareholder’s beneficial share ownership, the names of persons having beneficial ownership of the Shareholder’s Common Shares, relationships with other Shareholders or any other facts the directors may deem relevant to a determination of the number of Common Shares attributable to any person. We may, in our reasonable discretion, reduce or disregard the votes attached to Common Shares of any holder failing to respond to such a request or submitting incomplete or inaccurate information.

The presence of two or more persons present in person and representing in person or by proxy in excess of 50% of the total combined voting power (that is, the number of maximum possible votes entitled to attend and vote at a general meeting, after giving effect to Bye-Law 24) of all of the issued and outstanding Common Shares throughout the meeting shall form a quorum for the transaction of business at the 2018 Annual Meeting.

At the 2018 Annual Meeting, Shareholders will also receive the report of our independent registered public accounting firm and may be asked to consider and take action with respect to such other matters as may properly come before the 2018 Annual Meeting.

Each of the Shareholder proposals presented herein will be decided by the affirmative vote of a majority of the voting rights attached to the Common Shares voted at the 2018 Annual Meeting, subject to Bye-Law 24, provided a quorum is present. The Company intends to conduct all voting at the 2018 Annual Meeting by poll to be requested by the Chairman of the meeting, in accordance with the Company’s Bye-Laws.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2018. The Proxy Statement and the 2017 Form 10-K are available at

https://materials.proxyvote.com/G1190F.

About the 2018 Annual Meeting

Where and when will the 2018 Annual Meeting be held?

The 2018 Annual Meeting will be held at the Company’s Principal Executive Offices at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda on May 8, 2018 at 10:00 a.m. Atlantic Daylight Time.

What will I be voting on?

At this meeting you will be asked to consider and vote on the following proposals:

1) To fix the number of directors of the Company at five and to elect two Class B director nominees to the Company’s Board for terms ending in 2021,

2) To approve the adoption of the Company’s Amended and Restated Bye-Laws, which would go into effect from the conclusion of the 2018 Annual Meeting, and

3) To appoint Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2018 and to authorize the Board, acting by the Company’s Audit Committee, to set their remuneration.

In addition, we will consider any other business as may properly come before the 2018 Annual Meeting and any adjournments thereof.

Who can vote?

You can vote at the 2018 Annual Meeting if you were a holder of record of ordinary shares as of the close of business on March 14, 2018. Each Common Share is generally entitled to one vote. However, the Company’s Bye-Laws restrict the aggregate voting power of those U.S. Shareholders holding 9.5% or more of the Company’s outstanding Common Shares to no more than 9.5% of the total votes cast. As a result, your votes per ordinary share at the 2018 Annual Meeting have been adjusted as stated on the enclosed proxy card.

In addition, the Board may adjust a shareholder’s voting rights to the extent that the Board reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary or any shareholder or its affiliates.

How do I vote my Common Shares?

You can vote either in person at the 2018 Annual Meeting or by proxy whether or not you can attend the 2018 Annual Meeting.

To vote by proxy, you must either:

•	complete the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	vote by telephone (instructions are on the proxy card), or

•	vote by internet (instructions are on the proxy card).

Can I change my vote?

Yes. Any Shareholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda, a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the 2018 Annual Meeting.

What if I don’t vote for some of the matters listed on my proxy card?

Shareholders of Record. If you are the Shareholder of record and you do not vote your shares by proxy card or voting instruction form, by telephone, via the internet or in person at the 2018 Annual Meeting, your shares will not be voted at the 2018 Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your Common Shares only on those proposals on which it has discretion to vote. Under the rules of the NYSE, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1 and 2; however, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 3.

How many votes are required to elect Directors and to adopt the proposals?

Each of the Shareholder proposals presented herein will be decided by the affirmative vote of a majority of the votes cast at the 2018 Annual Meeting, subject to Bye-Law 24, provided a quorum is present. The Company intends to conduct all voting at the 2018 Annual Meeting by poll to be requested by the Chairman of the meeting, in accordance with the Company’s Bye-Laws.

Could other matters be decided at the 2018 Annual Meeting?

Neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of 2018 Annual Meeting and this Proxy Statement. If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters at their discretion.

What happens if the meeting is postponed or adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

How can I access proxy materials and the 2017 Form 10-K electronically?

The Proxy Statement and the 2017 Form 10-K are available at https://materials.proxyvote.com/G1190F.

Solicitation and Revocation

PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD.

Such persons designated as proxies serve as officers of the Company. Any Shareholder desiring to appoint another person to represent him or her at the 2018 Annual Meeting may do so by completing another form of proxy and delivering an executed proxy to the Secretary of the Company at the address indicated herein before the time of the 2018 Annual Meeting. It is the responsibility of the Shareholder appointing such other person to represent him or her as proxy to inform such person of this appointment.

All Common Shares represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions given thereon. If no instructions are provided in a properly executed proxy, it will be voted in accordance with the Board’s recommendations as set forth on the accompanying form of proxy, and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the 2018 Annual Meeting. If a Shareholder appoints a person other than the person named in the enclosed form of proxy to represent him or her, such person will vote the Common Shares in respect of which he or she is appointed proxyholder in accordance with the directions of the Shareholder appointing him or her. Any Shareholder who executes a proxy may revoke it at any time before the commencement of the 2018 Annual Meeting by delivering to the Secretary of the Company at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda, a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the 2018 Annual Meeting. Attendance at the 2018 Annual Meeting by a Shareholder who has executed and delivered a proxy to us shall not constitute a revocation of such proxy.

Member brokerage firms of the NYSE that hold Common Shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions, vote in their discretion upon the proposal to appoint Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2018 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration. The election of directors and the adoption of the Amended and Restated Bye-Laws are considered to be non-routine matters upon which a broker will not have discretionary authority to vote if no instructions are given by the beneficial owner of the Common Shares. Broker non-votes occur when Common Shares held for a beneficial owner are not voted. If a Shareholder abstains from voting, or if a Shareholder’s Common Shares are treated as a broker non-vote, those Common Shares will not be considered as votes cast “For” or “Against” the proposal, but will be included in the number of Common Shares represented for the purpose of determining whether a quorum is present.

We will bear the cost of solicitation of proxies. We have engaged the firm of Georgeson Shareholder Communications Inc. to assist us in the solicitation of proxies for a fee of $1,500, plus the reimbursement of reasonable out-of-pocket expenses. Solicitation may be made by our directors and officers personally, by telephone, by internet or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Shares. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the 2018 Annual Meeting to the beneficial owners of Common Shares which such persons hold of record.

PROPOSAL 1

APPROVAL OF A FIVE MEMBER BOARD AND ELECTION OF DIRECTORS

Our Bye-Laws provide for a classified Board, divided into three classes of approximately equal size. Each director serves a three-year term, except in the case of a director appointed to fill a casual vacancy. Currently, the Board consists of five directors.

At the 2018 Annual Meeting, Shareholders are requested to fix the number of directors at five and to elect two Class B director nominees to the Board for terms ending in 2021.

D. Andrew Cook and John V. Del Col have been nominated for election as directors at the 2018 Annual Meeting by the Company’s Compensation and Nominating Committee (the “Compensation Committee”). If elected, each of Messrs. Cook and Del Col will serve as Class B directors for a three-year term expiring at the Company’s 2021 Annual General Meeting of Shareholders or until their respective successors are elected and qualified. In the event that Shareholders fail to elect each of the director nominees, the number of director nominees elected plus the number of directors previously elected shall be deemed to be the number of directors so fixed.

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1 WHICH CALLS FOR THE APPROVAL OF A FIVE MEMBER BOARD AND ELECTION OF THE DIRECTOR NOMINEES.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Director Nominees

The current members and nominees of the Board and terms of each class are set forth below:

Name	Age	Position	Director Since

Class A—term ending 2020

Michael J. McGuire	45	Chairman, CEO	2015
John R. Weale	59	Director	2013

Class B—term ending 2018

John V. Del Col*	56	Director, Secretary	2017
D. Andrew Cook*	55	Director	2013

Class C—term ending 2019

Eric Lemieux	57	Lead Director	2013

*	Nominated for election at the 2018 Annual Meeting.

Each of the director nominees for election at the 2018 Annual Meeting has been nominated by the Compensation Committee.

Mr. McGuire currently serves as Chief Financial Officer of Sompo International and Mr. Del Col currently serves as Secretary and General Counsel of Sompo International, and as a result they may face conflicts of interest that may make it difficult for them to operate our business. See “Certain Relationships and Related Transactions.”

The following information presents the principal occupations, business experience, and recent business activities involving the Company and other affiliations of the directors and director nominees:

Class A Directors and Director Nominees, term expiring in 2020:

Michael J. McGuire. Mr. McGuire has been our Chairman since August 2015 and Chief Executive Officer since April 2016. He serves as Chief Financial Officer of Sompo International, a wholly-owned subsidiary of Sompo Holdings, Inc. Prior to assuming his role at Endurance Specialty Holdings Ltd., the predecessor to Sompo International (“Endurance Holdings”), in January 2006, Mr. McGuire led its external reporting, treasury and Sarbanes-Oxley compliance initiatives during 2003-2006. Prior to joining Endurance Holdings, Mr. McGuire was employed by Deloitte & Touche LLP (“Deloitte”) where he spent over nine years working in a variety of audit and advisory roles in the United States, Bermuda and Europe. In his last role at Deloitte, Mr. McGuire served as a senior manager in Deloitte’s merger and acquisition advisory practice, providing transaction accounting, structuring and due diligence services to private equity and strategic investors. Mr. McGuire is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. We believe Mr. McGuire’s qualifications to serve on the Board include his professional financial management and accounting experience of over 20 years in the accounting and reinsurance industries.

John R. Weale. Mr. Weale has been a director since August 2013. Until November 2011, Mr. Weale was Chief Financial Officer of Catalina Holdings (Bermuda) Ltd. (“Catalina Holdings”). Prior to his employment with Catalina Holdings, Mr. Weale spent over 13 years at IPCRe Limited and IPC Holdings, Ltd (collectively, “IPC”). At IPC, he served as Executive Vice President from July 2008 and Chief Financial Officer from June 1996, as well as interim President and Chief Executive Officer during 2009. Prior to IPC, he held various positions at American International Company, Limited, including Vice President—Insurance Management Services. Mr. Weale currently serves as Chairman of the Board of Blue Capital Alternative Income Fund Limited. Mr. Weale has also served as Chairman of the Board and an audit committee member of Butterfield Money Market Fund Limited and Butterfield Liquid Reserve Fund Limited, and as a director of Butterfield Select Fund Limited. Mr. Weale is a Fellow of the Chartered Institute of Management Accountants and is a Chartered Global Management Accountant. We believe Mr. Weale’s qualifications to serve on the Board include his professional financial management and accounting experience of over 30 years in the insurance and reinsurance industries.

Class B Directors, term expiring in 2018:

John V. Del Col. Mr. Del Col has been a director since April 2017 and Secretary since August 2015. He serves as Secretary and General Counsel of Sompo International, a wholly-owned subsidiary of Sompo Holdings, Inc. Prior to joining Endurance Holdings, the predecessor to Sompo International, in January 2003, Mr. Del Col was General Counsel and Deputy General Counsel for several property and casualty reinsurers and a merchant bank, having begun his career in associate roles at several New York law firms. He holds a JD from Harvard University and an AB from Dartmouth College. He is admitted to practice law in New York State. We believe Mr. Del Col’s qualifications to serve on the Board include his professional management and legal experience of over 20 years in the insurance and reinsurance industries.

D. Andrew Cook. Mr. Cook has been a director since September 2013. From May 19, 2015 to February 2, 2018, Mr. Cook served as Chief Financial Officer of Global Partner Acquisition Corp. (‘GPAC”) (NASDAQ:GPAC) a blank check company formed for the purpose of effecting a business combination with one or more businesses. On February 2, 2018 the GPAC shareholders’ voted in favor of a business combination and accordingly, Mr. Cook resigned as CFO of GPAC. He is also a director and Investment Committee Chairman of Grey Castle Life Reinsurance (SAC) Ltd. a Bermuda based entity that participates in the life reinsurance run-off space. Mr. Cook served as President of Alterra Bermuda Limited from October 2010 to June 2013, in addition to his position as Executive Vice-President—Business Development, which he held from May 2010. From May 2010 to October 2010, he also served as Chief Integration Officer and Global Development Officer with Alterra Capital Holdings Limited (“Alterra Capital Holdings”). Mr. Cook served as Chief Financial Officer of Harbor Point Limited (“Harbor Point”) from September 2006 until the merger of Max Capital Group Ltd. and Harbor Point in May 2010, which became Alterra Capital Holdings. He also served as Deputy Chairman, President and Chief Financial Officer of Harbor Point Re Limited. From 2001 to 2006, Mr. Cook was the Chief Financial Officer of AXIS Capital Holdings Limited, a Bermuda insurance and reinsurance company. From January 2001 until November 2001, he served as Senior Vice President and Chief Financial Officer of Mutual Risk Management Limited. From 1999 to 2000, he worked as an independent consultant assisting clients in raising private equity capital. From 1993 to 1999, he served as Senior Vice President and Chief Financial Officer of LaSalle Re Holdings Limited. Mr. Cook is a Canadian Chartered Professional Accountant. With his strong financial and accounting background, Mr. Cook serves as our Audit Committee Chair and meets the U.S. Securities and Exchange Commission (the “SEC”) definition of an “Audit Committee Financial Expert” under Item 407(d) of Regulation S-K. We believe Mr. Cook’s qualifications to serve on our Board include his extensive experience in the global insurance and reinsurance industries, including his executive management positions at major Bermuda-based reinsurance companies.

Class C Director, term expiring in 2019:

Eric Lemieux. Mr. Lemieux has been a director since September 2013 and has been our Lead Director since October 2013. Since 2007, he has been the proprietor of Blue Pearl Advisors, Guilford, Connecticut, consulting on various insurance-related projects concentrating in the area of catastrophe risk management. From 2004 to 2007, he served as President of LightKeeper Specialty, Inc., a startup mono-line commercial insurer.

Mr. Lemieux was a founding member of the Black Diamond Group in 2001 and served as a director until 2004. From 1999 to 2001, he was Managing Director at Allianz and from 1992 to 1998 he was Chief Actuary at CAT

Ltd., Bermuda. He previously held various actuarial positions at the Travelers Insurance Company from 1986 to 1992 and also worked at Liberty Mutual Group, Inc. from 1985 to 1986. Mr. Lemieux is a fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries. We believe Mr. Lemieux’s qualifications to serve on the Board include his broad range of consulting and other experience in the reinsurance industry.

Executive Officers

(as of March [ ], 2018)

Name	Age	Principal Position	Executive Officer Since
Michael J. McGuire (1)	45	CEO	2017
Greg A. Garside (2)	46	CFO	2015
John V. Del Col (3)	56	Secretary	2015

(1)	See the biography of Mr. McGuire under “Directors, Executive Officers and Corporate Governance.”
(2)	Mr. Garside also serves as the Controller and Vice President of Sompo International and is the Treasurer of the Manager.
(3)	See the biography of Mr. Del Col under “Directors, Executive Officers and Corporate Governance.”

Greg A. Garside. Mr. Garside has been the Company’s CFO since November 2015. Mr. Garside serves as the Controller and Vice President of Sompo International and is the Treasurer of the Manager. He joined Endurance Holdings, the predecessor to Sompo International in 2002 and has held several financial reporting and controller positions of increasing responsibility. Prior to joining Sompo International, he served as Assistant Controller at LaSalle Re Ltd. and worked in the insurance audit practice at KPMG in Bermuda. Previously, he was a trainee accountant at Moore Stephens Chartered Accountants in London. Mr. Garside is a member of the Institute of Chartered Accountants in England and Wales.

Corporate Governance and Related Matters

The Board acts as the Company’s ultimate decision maker and advises and oversees management, which is responsible for day-to-day operations. The Company has adopted Corporate Governance Guidelines and Procedures (the “Corporate Governance Guidelines”) to provide a framework for the governance of the Company. This document is available on our website at (www.bcapre.bm > Corporate Governance > Corporate Governance Documents > Corporate Governance Guidelines and Procedures) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics (the “Code of Conduct and Ethics”) for all its directors, officers and employees, including the Company’s CEO and CFO. This document is available on our website at (www.bcapre.bm > Corporate Governance > Corporate Governance Documents > Code of Conduct and Ethics) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda. Any waiver of any part of the Code of Conduct and Ethics for executive officers or directors may be made only by the Board (or the Audit Committee) and will be promptly disclosed to Shareholders as required by SEC and NYSE rules.

The Board and Committees

The Board

The Board currently consists of five members and is elected by Shareholders pursuant to the Company’s Bye-Laws. The Board is divided into three classes, Class A, Class B and Class C, with each class serving for a staggered three-year term. The Board selects our CEO and our CFO, who are charged with the conduct of our business. After selecting the senior management team, the Board acts as an advisor to senior management and ultimately monitors its performance. The Board’s ability to monitor senior management’s performance is facilitated by the presence of independent directors who have experience in the reinsurance business.

The Board has determined that the positions of CEO and Chairman may be held by the same individual. The Board believes that its current leadership structure is appropriate for the Company at this time. As CEO and Chairman, Mr. McGuire is responsible for the day-to-day management of the Company and presides over meetings of the Board. The Lead Director, Mr. Lemieux, leads meetings of the non-management directors and acts as liaison between the non-management directors and the CEO.

Sompo International has the right to nominate two out of our five directors (or, if the Board consists of more than five directors, no less than 40% of the total Board seats at any given time), until the later of the date on which: (i) Sompo International sells any Common Shares; and (ii) Sompo International owns less than 5% of the total Common Shares outstanding.

Board Role in Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company.

The Board receives regular reports from the Manager on the risk management work undertaken by management and the extent of any action taken to address areas identified for improvement. The Board defines the risk measures and risk management processes to be used within the Company, including the definition of the Company’s risk appetite and its risk tolerances. Discussions of risk management reporting, risk tolerance, risk measurement, capital management and corporate strategy take place at each of the Board meetings.

Director Independence

Members of the Audit Committee and the Compensation Committee must meet all applicable independence tests as defined by the NYSE, the SEC and the Company’s Categorical Standards for Director Independence (the Company’s “Independence Standards”) as adopted by the Board and attached hereto as Appendix A.

The Board and the Compensation Committee have reviewed the responses of directors and director nominees to a questionnaire asking about their direct and indirect relationships with the Company (including those of their immediate family members) and other potential conflicts of interest, as well as pertinent materials provided by management related to transactions, relationships or arrangements between the Company and the directors or director nominees or parties related thereto.

The Board has concluded that each of Messrs. Cook, Lemieux and Weale is independent in accordance with the director independence standards of the NYSE, the SEC and the Company’s Independence Standards and that none of Messrs. Cook, Lemieux and Weale has a material relationship with the Company that would impair his independence from management or otherwise compromise his ability to act as an independent director. Neither Mr. McGuire nor Mr. Del Col, by virtue of his directorships or management positions with Sompo International or its subsidiaries, is considered to be an independent director. Accordingly, the majority of the Board is comprised of independent directors.

Board and Committee Meetings

During 2017 there were four meetings of the full Board, four meetings of the Audit Committee and two meetings of the Compensation Committee. During 2017 each of our directors attended over 75% of the meetings of the full Board during the period such director was a member.

As Lead Director, Mr. Lemieux, attends and presides over each regularly scheduled executive session of non-management directors. The Board intends to meet in executive session at least once during each year with only independent directors present.

It is the Board’s policy that all directors will attend, or otherwise participate in, our Annual General Meetings of Shareholders unless unavoidably prevented from doing so. Each of our directors attended the 2017 Annual General Meeting of Shareholders.

Committees of the Board

The Board had two standing committees during 2017, the Audit Committee and the Compensation Committee.

The following table outlines the current members of each of the committees:

Director	Audit Committee	Compensation Committee
D. Andrew Cook	Chair	X
John V. Del Col
Eric Lemieux	X	X
Michael J. McGuire
John R. Weale	X	Chair

Audit Committee

The Board has determined that all members of the Audit Committee are “independent” within the meaning of the NYSE listing standards and the rules and regulations of the SEC. The Board has also determined that all members of the Audit Committee are financially literate and that, at a minimum, D. Andrew Cook meets the requirements of being an “Audit Committee Financial Expert” under Item 407(d) of Regulation S-K.

The Audit Committee is primarily responsible for the integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s internal audit activities and the independence, qualifications and performance of the Company’s independent registered public accounting firm.

Specifically, these duties include: (i) selecting and overseeing the Company’s independent registered public accounting firm; (ii) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (iii) overseeing the Company’s financial reporting activities, including its annual and quarterly reports to Shareholders, and the accounting standards and principles followed; (iv) overseeing the review of the financial reporting process and internal audit activities that are designed to provide management and the Audit Committee with assessments of the Company’s risk management processes and internal control systems; (v) approving audit and non-audit services provided to the Company by the independent registered public accounting firm; (vi) reviewing the organization and scope of the Company’s internal audit activities; (vii) addressing requests for waivers of conflict of interest situations; (viii) overseeing the Company’s legal and regulatory compliance; (ix) overseeing the Company’s disclosure and internal controls; (x) preparing the report of the Audit Committee required by the rules and regulations of the SEC to be included in the Company’s annual proxy statement; (xi) providing an avenue of communication among the independent auditors, management and the Board; and (xi) fulfilling all other duties and responsibilities as outlined within the Committee’s charter.

The Audit Committee has established a charter which outlines its primary duties and responsibilities. This document is available on our website at (www.bcapre.bm > Corporate Governance > Corporate Governance Documents > Audit Committee Charter) and also may be obtained at no charge upon written request to the attention of the Company Secretary at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda. The Audit Committee’s report appears on page 16 of this Proxy Statement.

Compensation Committee

The Board has determined that all members of the Compensation Committee are “independent” within the meaning of the NYSE listing standards and the rules and regulations of the SEC.

The principal duties and responsibilities of the Compensation Committee related to compensation include: (i)establishing, maintaining and administering compensation and benefit policies designed to attract, motivate and retain personnel with the requisite skills and abilities to enable us to achieve superior operating results; (ii) approving and reviewing performance measures; (iii) evaluating performance and reviewing and approving all salary and incentive payments and equity awards for our executive officers; (iv) recommending to the Board management succession for all of our executive officers; (v) assisting in discharging the Board’s responsibilities regarding all compensation matters; (vi) overseeing the administration of our compensation plans; (vii) reviewing and making recommendations on the compensation of our non-management directors; (viii) overseeing our compliance with the compensation rules, regulations, and guidelines promulgated by the NYSE, the SEC and other law, as applicable; (ix) reviewing and discussing with management disclosure in the Compensation Discussion and Analysis (the “CD&A”) and related executive compensation information and making a recommendation to the Board as to whether such disclosures and information shall be included in the appropriate regulatory filings; and (x) fulfilling all other duties and responsibilities as outlined within the Compensation Committee’s charter.

Pursuant to the terms of the Administrative Services Agreement with the Manager, which is described in more detail under the heading “Certain Relationships and Related Person Transactions—Service Agreements with Sompo International” beginning on page 22 of this Proxy Statement, the Manager provides us with, among other things, the services of our CFO, Mr. Garside, our CEO, Mr. McGuire, and our Secretary, Mr. Del Col, and is compensated for such services in accordance with the Administrative Services Agreement and the Investment Management Agreement. Nonetheless, the Compensation Committee is responsible for all aspects of compensation and benefits policies for any executive officers we may hire in the future. Our executive officers do not have any role in making determinations or recommendations regarding director compensation.

Neither the Compensation Committee nor management retained a compensation consultant during 2017.

The Compensation Committee is also responsible for nominating candidates for election to the Board and for reviewing and making recommendations on matters involving the general operation of the Board and our corporate governance.

The principal duties and responsibilities of the Compensation Committee related to nominating and corporate governance include: (i) establishing criteria for Board and committee membership and recommending to the Board proposed nominees for election to the Board and for membership on committees of the Board; (ii) searching for qualified director candidates as needed and reviewing background information of candidates for selection to the Board, including those recommended by Shareholders, and making recommendations to the Board regarding such candidates; (iii) assisting the Board in identifying individuals qualified to become Board members consistent with criteria approved by the Board and set forth in the Corporate Governance Guidelines and recommending director nominees to the Board; (iv) evaluating whether each director candidate is independent, is financially literate, has accounting or related financial management expertise, qualifies as an “Audit Committee Financial Expert” under Item 407(d) of Regulation S-K and is free of any conflict of interest or the appearance of any conflict of interest with the best interests of us and Shareholders; (v) identifying potential nominees for director through director suggestions, management recommendations, business, insurance industry and other contacts and Shareholder nominations; (vi) to the extent it deems appropriate, engaging a third-party search firm and other advisors to identify potential nominees for director; (vii) taking a leadership role on shaping our corporate governance; (viii) making recommendations to the Board regarding board governance matters and practices; and (ix) fulfilling all other duties and responsibilities as outlined within the Compensation Committee’s charter. Pursuant to the Compensation Committee’s charter, a nominee recommended for a position on the Board should meet the following minimum qualifications: (i) such nominee must be over 21 years of age; (ii) such nominee must have the highest standards of integrity; (iii) such nominee must have significant accomplishments in his or her chosen field of expertise; (iv) such nominee must have experience with a high degree of responsibility in a business, non-profit organization, educational institution, professional services firm or other organization; (v) such nominee must be able to commit the appropriate time for preparing for Board meetings, attending meetings and other corporate governance matters; (vi) such nominee must be able to read and understand basic financial statements; and (vii) such nominee must be familiar with the role of the board of directors in a company. The Compensation Committee may determine that members of the Board should have diverse experiences, skills and perspectives as well as knowledge in the areas of insurance, reinsurance, investment, financial services and other aspects of the Company’s activities.

The Compensation Committee has established a charter, which outlines its primary duties and responsibilities. This document is available on our website at (www.bcapre.bm > Corporate Governance > Corporate Governance Documents > Compensation and Nominating Committee Charter) and may also be obtained at no charge upon written request to the attention of the Company Secretary at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda.

Shareholder Recommendations

Shareholders who wish to recommend a person or persons for consideration as a nominee for election to the Board should send a written notice by mail, c/o Secretary, Blue Capital Reinsurance Holdings Ltd., Waterloo House, 100 Pitts Bay Rd., Pembroke Bermuda HM08 and include the following information:

•	the name(s) and address(es) of the Shareholder(s) making the nomination as they appear in the Register of Members and of the beneficial owner (if any), the number of Common Shares which are owned beneficially and of record by such Shareholder(s) and the period for which such Common Shares have been held;

•	a representation from the Shareholder(s) that he or she is a holder of record of the Common Shares and that he or she intends to vote in person or by proxy at the 2018 Annual Meeting to propose and vote for the nomination;

•	the name of each person whom the Shareholder(s) recommend(s) to be considered as a nominee;

•	a description of the relationship between the nominating Shareholder(s) and each nominee;

•	a business address and telephone number for each nominee (an e-mail address may also be included);

•	biographical information regarding such nominee, including the person’s employment and other relevant experience and a statement as to the qualifications of the nominee;

•	all information relating to such nominee required to be disclosed pursuant to Regulation 14A under the 1934 Act; and

•	written consent of the recommended nominee to nomination and to serving as a director, if elected.

Upon receipt of any such recommendations, the Company may request that the potential nominee complete a Directors’ and Officers’ Questionnaire soliciting information about such potential nominee’s independence, related person transactions and other relevant information required to be disclosed by the Company.

In the case of nominations or other proposals to be brought before the Annual General Meeting of Shareholders, Shareholders shall give notice of such proposals between 90 and 120 days prior to the first anniversary of the preceding Annual General Meeting of Shareholders. In the event that the date of the Annual General Meeting of Shareholders is advanced more than 30 days or delayed more than 90 days, such notice shall be given between 120 days prior to the Annual General Meeting of Shareholders and the later of: (i) the 90th day prior to such Annual General Meeting of Shareholders; and (ii) the 10th day following the first public announcement by the Company of the date of the Annual General Meeting of Shareholders. In the case of a nomination to be brought before a Special General Meeting (“Special General Meeting”), Shareholders shall give notice of such nomination between 90 and 120 days prior to the date of the Special General Meeting or, if later, within 10 days of the date of the first public announcement by the Company of such Special General Meeting. Shareholders who submit nominations or other proposals must also provide certain information with regard to their economic and other interests. A Shareholder who desires instead to directly nominate a candidate for election to the Board at the Annual General Meeting or a Special General Meeting of Shareholders must meet the deadlines and other requirements set forth in the Company’s Bye-Laws. Shareholders who wish to convene a Special General Meeting as provided by the Companies Act, must also provide certain information with regard to their economic and other interests.

Shareholder Communications

Shareholders, as well as any other interested parties, may communicate directly with the Board by written notice or via the online contact area located under Corporate Governance / Shareholder Communications with the Board of Directors on our website at www.bcapre.bm. All written notices should be sent to the following address with return receipt requested: Attn: Chief Executive Officer, Blue Capital Reinsurance Holdings Ltd. Waterloo House,100 Pitts Bay Road, Pembroke, HM08, Bermuda. All inquiries and information requests will be handled in the first instance by the CEO. The correspondence will be evaluated by the CEO, who will forward a particular communication to the Board or the appropriate Board or Committee member(s) upon determining that it is made for a valid purpose and is relevant to the Company and its business. At each regularly-scheduled meeting of the Board, the CEO or his designee shall present a summary of all communications received since the last meeting that were not forwarded and upon request shall make such communications available to any or all of the directors.

Audit Committee Report

The following report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 18 of the 1934 Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the 1934 Act.

Messrs. Cook, Lemieux and Weale currently serve on the Audit Committee. All current members of the Audit Committee will continue as members of the Audit Committee, assuming Mr. Cook is re-elected to the Board by the Shareholders.

After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that (i) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the 1934 Act, the SEC rules promulgated thereunder, and the applicable NYSE Corporate Governance Rules, (ii) all current Audit Committee members are financially literate, and (iii) Mr. Cook qualifies as an “Audit Committee Financial Expert” under Item 407(d) of Regulation S-K. Shareholders should understand that this designation is an SEC disclosure requirement related to Mr. Cook’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Cook any duties, obligations or liability greater than are generally imposed upon him as a member of the Audit Committee and the Board and his designation as a financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. Other currently serving members of the Audit Committee and the Board may be considered financial experts, but the Board has not so designated them at this time.

The Board appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the committee. Each year, the Audit Committee reviews the charter and reports to the Board on its adequacy in light of applicable NYSE rules. The charter is available on the Company’s web site at www.bcapre.bm and is also available in print upon request to the Company. In addition, the Company will furnish an annual written affirmation to the NYSE relating to, among other things, clauses (i)—(iii) of the preceding paragraph of this report and the adequacy of the Audit Committee charter.

During the last year, and earlier this year in preparation for the filing with the SEC of the Company’s 2017 Form 10-K, the Audit Committee:

•	reviewed and discussed the audited financial statements contained in the 2017 Form 10-K with management and the Company’s independent auditors;

•	reviewed and discussed the Company’s quarterly earnings press releases and related materials;

•	reviewed the overall scope and plans for the audit and the results of the independent auditors’ examinations;

•	reviewed the Company’s loss reserves;

•	met separately with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with senior management and internal auditors;

•	reviewed the Company’s whistleblower policy and its application;

•	met with the independent auditors privately and with management;

•	reviewed and discussed with the independent auditors (i) their judgments as to the quality (and not just the acceptability) of the Company’s accounting policies, (ii) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including Auditing Standard No. 16, “Communications with Audit Committees” and (iii) responsibilities, budget and staffing of the Company’s internal audit function;

•	received from the independent auditors written disclosures regarding the auditors’ independence required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence,” and discussed with the independent auditors their independence; and

•	based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the Board the inclusion of the audited financial statements of the Company and its subsidiaries in the 2017 Form 10-K.

In addition to the actions described above taken in connection with the preparation for the filing with the SEC of the Company’s 2017 Form 10-K, the Audit Committee oversees the internal audit services provided by the Manager to the Company. The committee reviews the proposed audit plans for the coming year and the coordination of such plans with the independent auditors. The Company’s internal audit objective is to evaluate and improve the effectiveness of the Company’s governance, risk management and internal control. To assist with the Audit Committee’s oversight, the Manager’s internal audit department provides an annual risk-based audit plan to the Audit Committee and periodic reports are additionally made to the Audit Committee summarizing the results of internal audit activities.

The Audit Committee appoints and annually evaluates the performance of the Company’s independent auditor and provides assistance to the members of the Board in fulfilling their oversight functions of the financial reporting practices. The Company’s current independent registered public accounting firm is Ernst & Young Ltd.

(“Ernst & Young”). Ernst & Young has been the Company’s independent registered public accounting firm since July 2015 and the Audit Committee has selected Ernst & Young to be the Company’s independent registered public accounting firm for 2018.

The Audit Committee contracts with and sets the fees paid to the Company’s independent auditor. The fees for services for Ernst & Young’s audit services during 2017 are set forth under “Professional Fees Billed to the Company.” Audit fees relate to professional services rendered for the audit of consolidated financial statements of the Company, audits of the consolidated financial statements of Blue Capital Re and review of quarterly consolidated financial statements.

The Audit Committee also determines that the non-audit services provided to the Company by the independent auditors are compatible with maintaining the independence of the independent auditors. The Audit Committee’s pre-approval policies and procedures are discussed below under “Professional Fees Billed to the Company.” The Audit Committee annually conducts an evaluation of the independent auditors to determine if they will recommend the retention of the independent auditors. As part of the evaluation of the independent auditors, the Audit Committee surveys management and all members of the Audit Committee to determine if the independent auditors are meeting Company expectations. In addition, the Audit Committee obtains and reviews, at least annually, a report by the independent auditors describing; the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the independent auditors’ independence) all relationships between the independent auditors and the Company. Based upon the results of the evaluations mentioned, the Audit Committee recommends the retention of Ernst & Young as the Company’s independent auditors based upon the quality of audit services and sufficiency of resources provided.

While the Audit Committee has the duties and responsibilities set forth above and in its charter, the Audit Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Audit Committee to ensure that the Company complies with all laws and regulations, its Code of Conduct and Ethics or its Corporate Governance Guidelines.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Company.

The Audit Committee meets regularly with management and the independent and internal auditors, including private discussions with the independent auditors and the Company’s internal auditors and receives the communications described above. The Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards.

March [    ], 2018

Respectfully submitted,

D. Andrew Cook (Chair)

Eric Lemieux

John R. Weale

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March [ ], 2018 unless otherwise noted, with respect to the ownership of Common Shares by each person known by us to beneficially own 5% or more of the outstanding Common Shares. Common Shares are the only class of our equity securities entitled to vote at the 2018 Annual Meeting.

Name and Address of Beneficial Owner	Number of Common Shares Owned	Percentage of Common Shares Outstanding (1)
Sompo International Holdings Ltd. (2)	2,912,458	[33.2	]%
Waterloo House, 100 Pitts Bay Road
Pembroke HM08 Bermuda

Baillie Gifford & Co. (3)	629,438	[7.2	]%
Calton Square, 1 Greenside Row
Edinburgh EH1 3AN
Scotland, United Kingdom

Donald Smith & Co., Inc. (4)	633,889	[7.2	]%
152 W. 57th Street, 22nd Floor
New York, NY 10019

Standard Life Aberdeen PLC (5)	529,913	[6.0	]%
30 Lothian Rd.
Edinburgh
Scotland, United Kingdom

(1)	Based on [8,761,229] Common Shares outstanding as of March 14, 2018.
(2)	Information based on a Form 4 filed with the SEC by Sompo International on September 27, 2017.
(3)	Information based on a Schedule 13F, as of December 31, 2017, filed with the SEC by Baillie Gifford & Co. on February 13, 2018.
(4)	Information based on a Schedule 13G, as of December 31, 2017, filed with the SEC by Donald Smith & Co., Inc. on February 12, 2018.
(5)	Information based on Schedule 13G/A, as of December 29, 2017, filed with the SEC by Standard Life Aberdeen PLC on February 6, 2018.

Security Ownership of Management

The following table sets forth information, as of March [ ], 2018, with respect to the beneficial ownership of Common Shares by each of our directors, director nominees and executive officers and by all of our directors, director nominees and executive officers as a group. None of the Common Shares shown as beneficially owned by our directors, director nominees and executive officers are known to have been pledged as collateral. Common Shares are the only class of our equity securities entitled to vote at the 2018 Annual Meeting.

Name of Beneficial Owner (1)	Number of Common Shares Owned	Percentage of Common Shares Outstanding (2)
D. Andrew Cook	2,807	*
John V. Del Col	—	*
Greg A. Garside	—	*
Eric Lemieux	5,307	*
Michael J. McGuire	—	*
John R. Weale	5,607	*
All directors, director nominees and executive officers as a group (6 persons)		*

*	Represents less than 1.0% of the outstanding Common Shares as of March [ ], 2018. Beneficial ownership is determined in accordance with Rule 13d-3(d)(1) under the 1934 Act, meaning that none of the unvested RSUs held by our directors are deemed to be Common Shares outstanding for computing the percentage held by each person or entity listed because none of the RSUs are scheduled to vest within sixty days of March [ ], 2018.
(1)	The address of each of the beneficial owners identified is Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda.
(2)	Based on [8,761,229] Common Shares outstanding as of March [ ], 2018.

The Company’s Insider Trading Policy prohibits all our directors, officers and employees from buying or selling options on Common Shares, from hedging the value of Common Shares and from pledging Common Shares as collateral.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Board has adopted a written Related Person Transaction Policy (the “Related Person Transaction Policy”), which is available on our website at (www.bcapre.bm > Corporate Governance > Corporate Governance Documents > Related Person Transaction Policy). Under this Related Person Transaction policy, all relationships between us and any of our directors, executive officers, beneficial holders of more than 5% of any class of our voting securities or their immediate family members will be reviewed by our Audit Committee to determine whether such persons have a direct or indirect material interest in a proposed transaction. This Related Person Transaction Policy will not be applicable to day-to-day allocation, underwriting or investment decisions of the Manager, but it will be applicable to any changes to the terms of any agreements we have entered into with the Manager.

The Audit Committee will review and approve or ratify any related person transactions. In the course of its review, the Audit Committee will consider all relevant facts and circumstances, including:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including the amount and type of the transaction;

•	whether the transaction would impair the judgment of a director or executive officer in acting in our best interests;

•	the importance of the transaction to the related person; and

•	any other matters it deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or any vote respecting approval or ratification of the transaction; provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the Audit Committee to consider the transaction.

We have entered into transactions with parties that are related to the Company. We believe that each of these transactions, as described below, was made on terms no less favorable to us than we could have obtained from unrelated parties.

Service Agreements with Sompo International

Through each of the following roles and relationships, we leverage Sompo International’s reinsurance underwriting expertise and infrastructure to conduct our business: (i) the Manager manages our reinsurance underwriting decisions; (ii) Blue Water Re, Sompo International’s wholly-owned special purpose insurance company, is a significant source of our reinsurance business (as described below); (iii) Mr. McGuire, the Manager’s Chief Executive Officer and director serves as our CEO and Chairman of the Board; (iv) Mr. Garside, the Controller and Vice President of Sompo International and the Treasurer of the Manager, serves as our CFO; and (v) Mr. Del Col, Sompo International’s General Counsel and a director of the Manager, serves as our Secretary and a director.

All of the compensation to which Messrs. Del Col and McGuire are entitled as directors of the Company has been assigned and paid directly to Sompo International.

Sompo International provides services to Blue Capital through the following arrangements:

BW Retrocessional Agreement. Through a retrocessional contract dated December 31, 2013 (the “BW Retrocessional Agreement”), between Blue Capital Re and Blue Water Re, Blue Water Re has the option to cede to Blue Capital Re up to 100% of its participation in the ceded reinsurance business it writes, provided that such business is in accordance with the Company’s underwriting guidelines. Pursuant to the BW Retrocessional Agreement, Blue Capital Re may participate in: (i) retrocessional, quota share or other agreements between Blue Water Re and Sompo International or other third-party reinsurers, which provides it with the opportunity to participate in a diversified portfolio of risks on a proportional basis; and (ii) fronting agreements between Blue Water Re and Sompo International or other well capitalized third-party rated reinsurers, which allows Blue Capital Re to transact business with counterparties who prefer to enter into contracts with rated reinsurers.

For all periods presented, all of the reinsurance business of Blue Capital Re was originated pursuant to the BW Retrocessional Agreement.

Investment Management Agreement. The Company has entered into an Investment Management Agreement with the Manager. Pursuant to the terms of the Investment Management Agreement, the Manager has full discretionary authority, including the delegation of the provision of its services, to manage the Company’s assets, subject to the Company’s underwriting guidelines, the terms of the Investment Management Agreement and the oversight of the Board.

Underwriting and Insurance Management Agreement. The Company, Blue Capital Re and the Manager have entered into an Underwriting and Insurance Management Agreement (the “Underwriting and Insurance Management Agreement”). Pursuant to the Underwriting and Insurance Management Agreement, the Manager provides underwriting, risk management, claims management, ceded retrocession agreements management and actuarial and reinsurance accounting services to Blue Capital Re. The Manager has full discretionary authority to manage the underwriting decisions of Blue Capital Re, subject to the Company’s underwriting guidelines, the terms of the Underwriting and Insurance Management Agreement and the oversight of the Company’s and Blue Capital Re’s boards of directors.

Administrative Services Agreement. The Company has entered into an Administrative Services Agreement with the Manager, as amended on November 13, 2014 (the “Administrative Services Agreement”). Pursuant to the terms of the Administrative Services Agreement, the Manager provides Blue Capital with support services, including the services of our CEO, CFO and Secretary, as well as finance and accounting, internal audit, claims management and policy wording, modeling software licenses, office space, information technology, human resources and administrative support.

Credit Agreement

On May 1, 2015, the Company renewed its credit agreement, which permitted the Company to borrow up to $20.0 million on a revolving basis for working capital and general corporate purposes (the “2014 Credit Agreement”). Sompo International served as a guarantor of the Company’s obligations under the 2014 Credit Agreement and received an annual guarantee fee from the Company equal to 0.125% of the facility’s total capacity. The Credit Agreement expired on April 29, 2016.

On May 6, 2016, the Company entered into the 2016 Credit Facility with Endurance Investment Holdings Ltd. (the “Lender”), a wholly-owned subsidiary of Sompo International. The 2016 Credit Facility provides the Company with an unsecured $20.0 million revolving credit facility for working capital and general corporate purposes and expires on September 30, 2018. The 2016 Credit Facility replaces the 2014 Credit Agreement and related Guarantee Agreement which expired on April 29, 2016. Borrowings under the 2016 Credit Facility bear interest, set at the time of the borrowing, at a rate equal to the applicable LIBOR rate plus 150 basis points. A one-time fee of $20,000 was due to the Lender in connection with establishing the 2016 Credit Facility. The 2016 Credit Facility contains covenants that limit the Company’s ability, among other things, to grant liens on its assets, sell assets, merge or consolidate, or incur debt. If the Company fails to comply with any of these covenants, the Lender could revoke the facility and exercise remedies against the Company. In addition, in the event of a default in the performance of any of the agreements or covenants under certain management agreements with the Manager by the Company, the Lender has the right to terminate the 2016 Credit Facility. As of December 31, 2017, the Company was in compliance with all of its respective covenants associated with the 2016 Credit Facility.

As of December 31, 2017, we had no outstanding borrowings under the 2016 Credit Facility.

Amounts Incurred Under Agreements with

Sompo International

During the year ended December 31, 2017, the Company incurred general and administrative expenses of $2.4 million pursuant to the Investment Management Agreement, $0.6 million pursuant to the Administrative Services Agreement and $0.4 million pursuant to the Underwriting and Insurance Management Agreement.

During the year ended December 31, 2016, the Company incurred general and administrative expenses of $2.7 million pursuant to the Investment Management Agreement, $0.6 million pursuant to the Administrative Services Agreement and $0.5 million pursuant to the Underwriting and Insurance Management Agreement.

During the year ended December 31, 2015, the Company incurred general and administrative expenses of $2.7 million pursuant to the Investment Management Agreement, $0.6 million pursuant to the Administrative Services Agreement and less than $1.3 million pursuant to the Underwriting and Insurance Management Agreement.

During each of the years ended December 31, 2017, 2016 and 2015, the Company incurred fees of less than $0.1 million pursuant to Sompo International’s guarantee of the Company’s obligations with respect to the 2014 Credit Agreement.

As of December 31, 2017 and 2016, the Company owed Sompo International $0.7 million and $1.8 million for the services performed pursuant to the aforementioned agreements, respectively.

Shareholder and Registration Rights Agreement

Private Placement. Upon the completion of the initial public offering and through the Private Placement, Montpelier Reinsurance Ltd. purchased 2,500,000 Common Shares at a price of $20.00 per share. In connection with the Private Placement, we entered into a shareholder and registration rights agreement, dated November 12, 2013 (the “Shareholder and Registration Rights Agreement”), with Montpelier Re Holdings Ltd., now by operation of law, Sompo International.

Governance. Pursuant to the Shareholder and Registration Rights Agreement, Sompo International has the right to nominate two of our five directors (or, if the Board consists of more than five directors, not less than 40% of the total Board seats at any given time) until the later of the date on which: (i) Sompo International sells any Common Shares; and (ii) Sompo International owns less than 5% of the outstanding Common Shares. Sompo International also has the right to designate one of its nominees as Chairman.

Pursuant to the Shareholder and Registration Rights Agreement, for so long as Sompo International has the right to nominate two directors to the Board; (i) if the size of the Board is five, a quorum of the Board cannot exist unless at least one director nominated by Sompo International is present at a meeting of the Board; and (ii) if the size of the Board is greater than five, a quorum of the Board cannot exist unless at least two directors nominated by Sompo International are present at a meeting of the Board.

Registration Rights. Pursuant to the Shareholder and Registration Rights Agreement, we have granted Sompo International registration rights with respect to the Common Shares purchased in the Private Placement and any other Common Shares Sompo International may own. These rights include demand registration rights, shelf registration rights and “piggyback” registration rights, as well as customary indemnification. All fees, costs and expenses related to any registrations will be borne by us, other than underwriting discounts and commissions.

Demand Registration Rights. The Shareholder and Registration Rights Agreement grants Sompo International demand registration rights. We are required, upon the written request of Sompo International, to use our reasonable best efforts to effect registration of those Common Shares requested to be registered by Sompo International promptly after receipt of the request. We are not required to effect any such demand registration within 180 days after the effective date of a previous demand registration.

Shelf Registration Rights. The Shareholder and Registration Rights Agreement grants Sompo International shelf registration rights. Sompo International may demand that we file a shelf registration statement with respect to some or all of the Common Shares it holds, and, upon such demand, we are required to use our reasonable best efforts to effect such registration.

Piggyback Registration Rights. The Shareholder and Registration Rights Agreement grants Sompo International piggyback registration rights. If we register any Common Shares, either for our own account or for the account of other security holders, Sompo International is entitled, subject to certain limitations, to include some or all of the Common Shares it holds in the registration.

Corporate Opportunities. Pursuant to the Shareholder and Registration Rights Agreement, Sompo International or any of its affiliates or any of its or their respective directors, officers, employees, partners or agents are permitted to engage in activities or businesses that are competitive with us and will have no duty to refrain from engaging in such activities or businesses. The Shareholder and Registration Rights Agreement also generally releases Sompo International or any of its affiliates or any of its or their respective directors, officers, employees, partners or agents from referring any business opportunity to us.

Preemptive Rights. Pursuant to the Shareholder and Registration Rights Agreement, we have granted Sompo International preemptive rights to participate, at Sompo International’s option, in any offerings of our equity securities. Sompo International’s preemptive rights entitle it to participate in any issuance of equity securities by us based on Sompo International’s pro rata portion of Common Shares that it holds at the time of such issuance.

General. The Shareholder and Registration Rights Agreement provides that, except as required by applicable law, neither we nor the Board shall take any action to cause the amendment of our organizational documents in a manner that is inconsistent with, or adverse to, Sompo International’s governance and related rights under the Shareholder and Registration Rights Agreement. In addition, our Bye-Laws will be read and construed as one with the Shareholder and Registration Rights Agreement, and the provisions of the Shareholder and Registration Rights Agreement are incorporated into such Bye-Laws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons, during the year ended December 31, 2017, all Section 16(a) filing requirements applicable to the directors, executive officers and greater than 10% Shareholders were complied with by such persons on a timely basis.

EXECUTIVE COMPENSATION

Executive Officer Compensation

Mr. McGuire, our CEO, Mr. Garside, our CFO, and Mr. Del Col, our Secretary, serve as our “Named Executive Officers.” Pursuant to the terms of the Administrative Services Agreement, the Manager provides us with various support services, including the services of Messrs. McGuire, Garside and Del Col. None of Mr. McGuire, Mr. Garside or Mr. Del Col receive any compensation directly from the Company in exchange for their services as Named Executive Officers. Rather, Mr. McGuire’s and Mr. Del Col’s services are deemed to be encompassed within the Management Fee we are charged by the Manager under the Investment Management Agreement and Mr. Garside’s services are directly charged to us by the Manager under the Administrative Services Agreement. During 2017 and 2016, we incurred $0.4 million and $0.4 million, respectively, for the services of our CFO under the Administrative Service Agreement (see page 23 of this Proxy Statement).

2013 Long-Term Incentive Plan

At the discretion of the Compensation Committee, incentive awards, the value of which are based on Common Shares, may be made to the Company’s directors, future employees and consultants.

The Company’s 2013 Long-Term Incentive Plan (the “2013 LTIP”), which was adopted by the Board on September 27, 2013, permits the issuance of up to one percent of the aggregate Common Shares outstanding (at the time of grant) to participants.

Incentive awards that may be granted under the 2013 LTIP include restricted share units (“RSUs”), restricted Common Shares, incentive share options (on a limited basis), non-qualified share options, share appreciation rights, deferred share units, performance compensation awards, performance units, cash incentive awards and other equity-based and equity-related awards.

As of December 31, 2017 and 2016, there were 12,188 and 13,158 RSUs, respectively, outstanding under the 2013 LTIP. The Compensation Committee intends to continue to provide each of its directors with an annual grant of RSUs with a grant-date fair value of approximately $25,000. The RSUs intended to be granted annually to the directors will be granted pursuant to the 2013 LTIP and will vest in three equal annual installments beginning on the first anniversary of the date of grant based on continuous service, payable in Common Shares at the time of vesting.

All of the incentive awards granted under the 2013 LTIP to which Messrs. Del Col and McGuire are entitled as directors of the Company have been assigned and paid directly to Sompo International.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as an officer or employee of the Company during 2017, and the Board notes no relationship that would impair the independence of any director who served as a member of the Compensation Committee during 2017.

Director Compensation

Each of our directors receives, or is entitled to receive, the following compensation for services as a director: an annual cash retainer of $50,000 and an annual grant of RSUs with a grant-date fair value of approximately $25,000. The RSUs granted to our directors vest in three equal annual installments beginning on the first anniversary of the date of grant based on continuous service, payable in Common Shares at the time of vesting. The Chairman, Lead Director and any director who serves as Chair of the Compensation Committee also receives an additional annual cash retainer of $5,000, and any director who serves as Chair of the Audit Committee receives an additional annual cash retainer of $15,000.

The following table summarizes the total compensation earned by the Company’s directors during the year ended December 31, 2017:

Director (1)	Fees Earned or Paid in Cash ($)	Share Awards (2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation (3) ($)	Total ($)
Class A Directors
Michael J. McGuire (4)	55,000	24,721	—	—	—	3,725	83,446
John R. Weale	55,000	24,721	—	—	—	4,140	83,861
Class B Directors
D. Andrew Cook	65,000	24,721	—	—	—	4,140	93,861
Adam G. Szakmary (5)	12,500	—	—	—	—	2,093	14,593
John V. Del Col (4)	37,500	24,721	—	—	—	785	63,006
Class C Directors	55,000	24,721	—	—	—	4,140	83,861
Eric Lemieux

(1)	All amounts presented in the table above are expressed in U.S. dollars.
(2)	Represents the grant date fair value of RSU awards made net of actual forfeitures during 2017 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 without regard to estimated forfeitures. Each director received a grant of 1,308 RSUs on June 15, 2017. The RSUs awarded each vest in three equal annual installments on June 15 of each of the following three years based on continuous service. See Note 8 to the 2017 Form 10-K for a description of the assumptions used to determine the initial grant date fair value of RSUs. As of December 31, 2017, Messrs. Weale, Cook, McGuire and Lemieux each held 2,720 unvested RSUs and Mr. Del Col held 1,308 unvested RSUs.
(3)	Represents dividend equivalents earned on all outstanding RSUs held by the directors
(4)	Pursuant to a letter agreement between Sompo International and each of Messrs. Del Col and McGuire, all of the compensation to which Messrs. Del Col and McGuire are entitled as directors of the Company has been assigned and paid directly to Sompo International.
(5)	Pursuant to a letter agreement between Endurance Holdings and Mr. Szakmary, a former director and the former Chief Executive officer of the Manager, all of the compensation to which Mr. Szakmary was entitled as a director of the Company was assigned and paid directly to Endurance Holdings.

PROPOSAL 2

ADOPTION OF THE AMENDED AND RESTATED BYE-LAWS

At its meeting held on February 21, 2018, the Board determined that it is in the interests of the Company and its Shareholders to make certain amendments to our Bye-Laws. As such, the Board approved, and recommended that Shareholders approve, the adoption of the Amended and Restated Bye-Laws (the “Amended Bye-Laws). The Amended Bye-Laws are included as Appendix B to this Proxy Statement and the following summary of the material terms and conditions of each of the amendments is qualified in its entirety by reference to the Amended Bye-Laws. If approved by Shareholders, the Amended Bye-Laws will become effective at the conclusion of the 2018 Annual Meeting. Shareholders are urged to carefully review Appendix B.

Background and Reasons for the Amendment to the Bye-Laws

The Company’s Bye-Laws provide that if Common Shares owned by any person, directly, indirectly or, in the case of any U.S. person, by attribution, would otherwise possess more than 9.5% of the aggregate voting power of all our Common Shares, the voting rights attached to those shares will be reduced so that such person may not exercise and is not attributed more than 9.5% of the total voting power of our Common Shares. These provisions were intended to reduce the likelihood that a shareholder of the Company would be a “10 % U.S. Shareholder” as defined below, and that the Company and its subsidiaries are treated as controlled foreign corporations (“CFCs”) in any taxable year.

On December 22, 2017, the United States enacted a budget reconciliation act amending the Internal Revenue Code of 1986 (the “TCJA”). Prior to the enactment of the TCJA, a “10% U.S. Shareholder” was defined as any shareholder that is a U.S. person that owns directly, indirectly or by attribution, 10% or more of the total voting power of the Company. However, the TCJA expands the definition of a “10 % U.S. Shareholder” to include U.S. persons that own directly, indirectly or by attribution, 10% or more of either the total voting power of the Company or total value of the stock of the Company for taxable years beginning after December 31, 2017. TCJA also expands the application of the constructive ownership rules that are applied for determining whether a U.S. person is a 10% U.S. Shareholder of a foreign corporation. Under prior law, certain ownership attribution rules did not apply so as to treat a U.S. person as owning stock that is owned by a non-U.S. person. TCJA has repealed this limitation.

Bye-Law 24 and Bye-Law 55 were included in the Company’s Bye-Laws to reduce the likelihood that the Company and any direct or indirect non-U.S. subsidiary of the Company that is an insurance company would be treated as a CFC and that a Company shareholder would be treated as a “10% U.S. shareholder”. If a U.S. person acquires Common Shares that possess 10% or more of the voting power and value of the Company, the voting cutback provision under Bye-Law 24 would automatically become operative and reduce the voting power of such U.S. person’s shares.    However, even after such voting cutback, such shareholder would still be considered a 10% U.S. Shareholder under the TCJA’s expanded definition of 10% U.S. Shareholder because such shareholder would own Common Shares representing 10% or more of the value of the Company. By expanding the application of the constructive ownership rules, the TCJA increased the likelihood that voting power of the Common Shares of a shareholder (including Sompo International) will be subject to the voting cutback provision. Moreover, as a result of the TCJA, if Bye-Law 24 were to become operative because a shareholder owned more than 10% of the total voting power and value of the Company, it would prevent such shareholder from exercising its full voting power, but would no longer be effective in preventing the shareholder from being treated as a 10% U.S. Shareholder. For these reasons, the Board believes it is in the best interests of all Shareholders to remove the Bye-Laws requiring a reduction in voting power in the event that a U.S. person owns, acquires or is attributed, by application of constructive ownership rules, Common Shares possessing 10% or more of the Company’s outstanding voting power. For purposes of this vote, the voting power of Sompo International and any other 10% U.S. shareholder will be reduced to 9.5% of the total voting power of the Common Shares in accordance with Bye-Law 24.

Bye-Law 47 provides that the Company shall, and shall cause certain designated companies to, undertake commercially reasonable efforts to ensure that neither the Company nor any such designated company realizes any income that causes a shareholder to realize “unrelated business taxable income” (“UBTI“) as determined under Section 512 of the Internal Revenue Code. The Bye-Law further provides that the Company shall be deemed to have satisfied its obligation pursuant thereto solely as a result of the shareholder not being considered a 10% U.S. Shareholder of the Company by the due implementation of the provisions of Bye-Law 24. Based on the technical application of the TCJA, we would be treated as a CFC for purposes of taking into account our insurance income, and such insurance income (with certain exceptions) would be treated as UBTI. As a result, a 10% U.S. Shareholder of the Company that is exempt from U.S. federal income tax could be treated as realizing UBTI. Because the implementation of Bye-Law 24 will no longer prevent a shareholder owning Common Shares possessing 10% of the value and voting power of the Company from being treated as a 10% U.S. Shareholder, the Company would be unable to satisfy its obligations under Bye-Law 47 whether or not Bye-Law 24 is removed or retained. As a result of the TCJA, the Company would no longer be able to comply with Bye-Law 47. For this reason, the Board believes that it is in the best interests of the Company and all Shareholders to remove Bye-Law 47.

Additional proposed administrative revisions to the Company’s Bye-Laws include corresponding updates to definitions and the replacement of references to Montpelier Re Holding Ltd. and its subsidiaries with Sompo International and its subsidiaries, including Endurance Specialty Insurance Ltd., as successors in interest.

The full text of the proposed amendments to our Amended and Restated Bye-Laws, marked to show the changes from our current Bye-Laws, is attached to this proxy statement as Appendix B.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘‘FOR’’ THE ADOPTION OF THE AMENDED AND RESTATED BYE-LAWS.

PROPOSAL 3

APPOINTMENT OF INDEPENDENT AUDITOR

On February 21, 2018, upon recommendation of the Audit Committee, the Board unanimously selected, subject to approval of Shareholders, Ernst & Young Ltd., an independent registered public accounting firm, to continue to serve as the independent auditor of the Company and its subsidiaries for the year ending December 31, 2018. In addition to this appointment, Shareholders are being asked to authorize the Board, acting by the Company’s Audit Committee, to set the remuneration for Ernst & Young Ltd. for the year ending December 31, 2018. Ernst & Young Ltd. has served as the Company’s independent registered public accounting firm since July 2015.

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the independent registered public accounting firm during the year. During the year ended December 31, 2017, neither Ernst & Young Ltd. nor PwC performed any non-audit services on behalf of the Company.

A representative of Ernst & Young Ltd. is expected to be present at the 2018 Annual Meeting and will have the opportunity to make statements and to respond to appropriate questions.

Professional Fees Billed to the Company

The following table presents fees billed for professional services rendered by Ernst & Young Ltd. during 2017 and 2016. The Audit Committee has considered whether the provisions of total services by Ernst & Young Ltd. are compatible with maintaining its independence with respect to the Company.

	Year Ended December 31,
	2017	2016
Audit Fees	$319,000	$275,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$319,000	$275,000

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3 CALLING FOR THE APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2018, AND TO AUTHORIZE THE BOARD, ACTING BY THE COMPANY’S AUDIT COMMITTEE, TO SET THEIR REMUNERATION.

OTHER MATTERS

Neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of 2018 Annual General Meeting of Members and this Proxy Statement. If any other business should come properly before the meeting, or any adjournment thereof, the proxyholders will vote on such matters at their discretion.

Presentation of Financial Statements

In accordance with the Companies Act and Bye-Law 46, the Company’s audited consolidated financial statements for the year ended December 31, 2017 will be presented at the 2018 Annual Meeting. The Board has approved these financial statements. There is no requirement under Bermuda law that these financial statements be approved by Shareholders and no such approval will be sought at the meeting.

Householding

Unless it has received contrary instructions, the Company may send a single copy of this Proxy Statement to any household at which two or more Shareholders reside if the Company believes the Shareholders are members of the same family. Each Shareholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce the Company’s expenses.

If you would like to receive your own proxy, follow the instructions described below. Similarly, if you share an address with another Shareholder and together both of you would like to receive only a single proxy, follow these instructions: If your Common Shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A. at (781) 575-2879 or toll free at (877) 373-6374, P.O. Box 30170, College Station, TX 77842-3170 (by mail) or 211 Quality Circle, Suite 210, College Station, TX 77845 (by courier, overnight mail or registered mail). For more information, go to http://www.computershare.com. If a bank, broker or other nominee holds your Common Shares, please contact your bank, broker or other nominee directly.

Other Information

The Company has filed the required certifications under Section 302 of the Sarbanes-Oxley Act of 2002 regarding the quality of our public disclosures as Exhibits 31.1 and 31.2 to the 2017 Form 10-K.

In 2017, the Company also filed the Written Affirmations required by NYSE Listed Company Manual Section 303A.

2019 SHAREHOLDER PROPOSALS

To be considered for inclusion in the Proxy Statement relating to the 2019 Annual General Meeting of Shareholders, Shareholder proposals must comply with Rule 14a-8 under the 1934 Act and be received by the Company no later than November 27, 2018, unless the Company changes the date of the 2019 Annual General Meeting of Shareholders by more than thirty days from the date of this year’s meeting, in which case the Company will provide a revised deadline in one of the Company’s Quarterly Reports on Form 10-Q. If a Shareholder wishes to nominate an individual for election as a director at the 2019 Annual General Meeting of Shareholders or to properly bring other business before the 2019 Annual General Meeting of Shareholders, such Shareholder must provide notice of the Shareholder’s intention to do so in accordance with the procedures set forth in the Company’s Bye-Laws no later than February 8, 2019 and no earlier than January 9, 2019. If a Shareholder proposal is introduced at the 2019 Annual General Meeting of Shareholders without any discussion of the proposal in the Company’s Proxy Statement and the Shareholder does not notify the Company by February 8, 2019, as required by Rule 14a-4(c)(1) under the 1934 Act of the intent to raise such proposal at the Annual General Meeting, then such proxies received by the Company for the 2019 Annual General Meeting of Shareholders will be voted by the persons named as such proxies in their discretion with respect to such proposal.

ADDITIONAL INFORMATION

The 2017 Form 10-K, including our audited consolidated financial statements for the year ended December 31, 2017, is being mailed concurrently with this Proxy Statement. The 2017 Form 10-K does not form any part of the material for the solicitation of proxies. Upon written request of a Shareholder, we will furnish, without charge, a copy of the 2017 Form 10-K, as filed with the SEC. If you would like a copy of this proxy statement, please contact Blue Capital Reinsurance Holdings Ltd. at Waterloo House, 100 Pitts Bay Road, Pembroke HM08, Bermuda, Attn: Secretary. The Company’s Proxy Statement, 2017 Form 10-K and other proxy materials are also available at https://materials.proxyvote.com/G1190F, http://www.sec.gov and http://www.bcapre.bm. Information contained on such websites is not incorporated in this Proxy Statement.

APPENDIX A

CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE

I.	Introduction

For a director to be considered “independent” under the New York Stock Exchange (“NYSE”) rules, the Board of Directors of the Company (the “Board”), must determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). These Standards have been established in order to assist the Board in determining director independence with broad consideration of all relevant facts and circumstances and may be amended by the Board from time to time. These standards shall be interpreted in a manner consistent with the NYSE rules.

In order to be considered independent, a director of the Company must meet all of the following Categorical Standards for Director Independence.

II.	Definitions

References to the “Company” include any parent or subsidiary in a consolidated group with the Company.

The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Securities Exchange Act of 1934.

An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in- law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home. When applying the look-back provisions required herein, individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated, need not be considered.

III.	Employment Relationships

(1) A director is not independent if the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company. Employment as an interim Executive Chairman or CEO or other executive officer shall not disqualify a director from being considered independent following that employment.

(2) A director is not independent if: (A) the director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

IV.	Compensation Relationships

(1) A director is not independent if the director has received, during any twelve-month period within the last three years, any direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by a director for former service as an interim Executive Chairman or CEO or other executive officer need not be considered in determining independence under this test.

(2) A director is not independent if the director has an immediate family member who has received, during any twelve-month period within the last three years, any direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service). Compensation received by an immediate family member for service as an employee of the Company (other than as an executive officer) need not be considered in determining independence under this test.

V.	Commercial and Charitable Relationships

(1) A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds or exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues as reported for its last completed fiscal year.

(2) A director is not independent if the director is an executive officer, director or trustee of a charitable organization that received contributions from the Company in an amount which, in any single fiscal year within the preceding three years, exceeded the greater of $1 million or 2% of such charitable organization’s total charitable receipts as reported for the last completed fiscal year; provided, however, that the Board may determine such relationships to be immaterial or nevertheless consistent with a director’s independence. Note that the Company’s automatic matching of employee charitable contributions will not be included in the amount of the Company’s contributions for the purposes of this paragraph.

VI.	Interlocking Directorates

A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

VII.	Other Relationships

(1) Being a director, executive officer or employee, or having an immediate family member who is a director, executive officer or employee, of a company that purchases insurance, reinsurance or other services or products from the Company, by itself, does not bar a determination that the director is independent if the payments made to the Company for such products or services are made in the ordinary course of business on an arms-length basis.

(2) For relationships not specifically mentioned above, the determination of whether a director has a material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and therefore would not be independent, will be made by the Board after taking into account all relevant facts and circumstances. For purposes of these standards, a director who is solely a director and/or a non-controlling shareholder of another company that has a relationship with the Company will not be considered to have a material relationship based solely on such relationship that would impair such director’s independence.

VIII.	Additional Standards for the Audit Committee

In order to be considered independent as a member of the Audit Committee of the Board (the “Audit Committee”), a director of the Company must meet the following additional requirements of the U.S. Securities and Exchange Commission (the “SEC”).

(1) A director is not independent for the purposes of Audit Committee membership if the director receives, whether directly or indirectly, any consulting or advisory fees or other compensation from the Company, other than director and committee fees, fixed payments under a retirement plan for prior service with the Company or payments received as a shareholder of the Company. A member of the Audit Committee is considered to receive indirect compensation if: (A) the director is a partner, executive officer or holder of a similar position with an accounting firm, consulting firm, law firm or investment bank that receives payments for its services from the Company; or (B) the director’s spouse, child or stepchild receives any form of compensation from the Company.

(2) A director is not independent for the purposes of Audit Committee membership if the director is an affiliate of the Company, or any subsidiary of the Company. The SEC defines an affiliate as a person who directly or indirectly controls, is controlled by or is under common control with the Company. A director may qualify for the SEC safe harbor from being considered an affiliate if the director owns less than 10% of any class of the Company’s voting securities and is not an executive officer of the Company.

IX.	Additional Standards for the Compensation and Nominating Committee

In order for a director to be considered independent as a member of the Compensation and Nominating Committee of the Board (the “Compensation and Nominating Committee”), the following factors, among other relevant factors, must be considered as required by the SEC.

(1) In determining a director’s independence for the purposes of the Compensation and Nominating Committee, the source of compensation of the director should be considered, such as any consulting advisory or other fees paid by the Company to the director.

(2) In determining a director’s independence for the purposes of the Compensation and Nominating Committee, whether the director is an affiliate of the Company, or any the Company’s subsidiaries or affiliates, should be considered.

Appendix B

AMENDED AND RESTATED BYE—LAWS

of

Blue Capital Reinsurance Holdings Ltd.

The undersigned HEREBY CERTIFIES that the attached Bye-Laws are a true copy of the Amended and Restated Bye-Laws (the “Bye-Laws”) of Blue Capital Reinsurance Holdings Ltd. (the “Company”) adopted by the Shareholder(s) of the Company on ~~21 October 2013~~[XX May 2018].

2

BYE-LAWS

of

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	In these Bye-Laws, unless the context otherwise requires:

(a)	“Affiliate” means, as to any person, any other person that directly or indirectly controls, is controlled by or is under common control with such person. Without limiting the generality of the foregoing, the term “Affiliate” shall include an investment fund managed by such person or by a person that directly or indirectly controls, is controlled by or is under common control with, such person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise;

(b)	“Alternate Director” means an alternate Director appointed to the Board as provided for in these Bye-Laws;

(c)	“Applicable Requirement(s)” means, with respect to any person, all applicable laws, rules, regulations and requirements, including applicable laws, rules, regulations, requirements and binding requests of any Competent Regulatory Authority, and all applicable orders and decrees;

(d)	“Auditor” means the person or firm for the time being appointed as auditor of the Company;

(e)

“Beneficial Owner” means the beneficial owner of a share of the Company, and the Beneficial Owner shall be deemed to “Beneficially Own” and shall be deemed to have “Beneficial Ownership” of, any shares (a) that such person or any of such person’s Affiliates or associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) is deemed to “beneficially own” within the meaning of Section 13(d) of, and Regulation 13D under, the Exchange Act or any successor provisions thereto, or (b) that is the subject of, or the reference security for or that underlies, any Derivative Interest of such person or any of such person’s Affiliates or associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto), with the number of shares of the Company deemed Beneficially Owned being the notional or other number of shares of the Company specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of the Company is specified in such documentation, as determined by the Board in good faith to be the number of shares of the Company to which the Derivative Interest relates. When two or more persons act as a partnership, limited partnership, syndicate, or other group, or otherwise act in concert, in each case, for the purpose of acquiring, holding, or disposing of securities of the Company or for the purpose of proposing one or more Shareholder Nominees, putting forward any other proposal for consideration or voting together on any matter presented at a general meeting, such syndicate or group shall be deemed a “person” for the purpose of these Bye-Laws. In addition, any person who, directly or indirectly,

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creates or uses a trust, proxy, power of attorney, pooling arrangement or any agreement, arrangement or understanding (whether written or oral), or device with the purpose or effect of divesting such person of Beneficial Ownership of any shares or preventing the vesting of such Beneficial Ownership as part of a plan or scheme to evade the reporting requirements of these Bye-Laws shall be deemed for the purposes of these Bye-Laws to be the Beneficial Owner of such shares;

(f)	“Bermuda” means the Islands of Bermuda;

(g)	“Board” means the Directors of the Company appointed or elected pursuant to these Bye-Laws and acting by resolution as provided for in the Companies Acts and in these Bye-Laws or the Directors present at a meeting of Directors at which there is a quorum;

(h)	“Business Day” means any day, other than a Saturday, a Sunday or any day on which banks in Hamilton, Bermuda or the City of New York, United States are authorised or obligated by law or executive order to close;

(i)	“Cause” means wilful misconduct, fraud, gross negligence, embezzlement or any other criminal conduct;

(j)	“Code” means the United States Internal Revenue Code of 1986, as amended, or any United States federal statute then in effect that has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement United States federal statute;

(k)	“Companies Acts” means every Bermuda statute from time to time in force concerning companies insofar as the same applies to the Company;

(l)	“Company” means Blue Capital Reinsurance Holdings Ltd., a company incorporated in Bermuda on 24 June 2013;

(m)	“Competent Regulatory Authority” means, with respect to any person, any regulatory authority (including any stock exchange) or analogous person responsible for regulating, or having jurisdiction over, that person;

(n)	“Confidential Information” has the meaning ascribed thereto in Bye-Law 26.2;

~~(o)~~	~~“Controlled Shares” means, with respect, to any person all shares directly, indirectly or constructively owned by such person within the meaning of Section 958 of the Code;~~

~~(p)~~(o)	“Covered Person” means each person (including any successor thereto) with whom the Shareholder, any Beneficial Owner, any Shareholder Group Member and each other person (including any successor thereto) with whom any Shareholder Group Member either is acting in concert with respect to the Company or has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such person (including any successor thereto) in response to a public proxy solicitation made generally by such person to all holders of common stock of the Company) or disposing of any shares or to cooperate in obtaining, changing or influencing the control of the Company (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses);

~~(q)~~(p)	“Designated Company” means any company identified by the Board as a Designated Company;~~.~~

~~(r)~~(q)

“Derivative Interest” means (a) all of the derivative securities (as defined under Rule 16a-1 under the Exchange Act or any successor provision thereto) and other derivatives or similar agreements or arrangements with an exercise or conversion privilege or a periodic

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or settlement payment or payments or mechanism at a price or in an amount or amounts related to any security of the Company or with a value derived or calculated in whole or in part from the value of the Company or any security of the Company, in each case directly or indirectly owned of record or Beneficially Owned by any Covered Person and (b) each other direct or indirect opportunity of any Covered Person to profit or share in any profit derived from any increase or decrease in the value of any security of the Company, in each case, regardless of whether (x) such interest conveys any voting rights in such security to such Covered Person, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) such person may have entered into other transactions that hedge the economic effect of such interest;

~~(s)~~(r)	“Director” means such person or persons appointed or elected to the Board from time to time pursuant to these Bye-Laws and includes an Alternate Director;

~~(t)~~(s)	“Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of shares or other voting securities of a person, any and all equivalent or analogous ownership (or profit) or voting interests in a person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) or other voting securities of (or other ownership or profit or voting interests in) such person and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, rights, options or other interests are authorized or otherwise existing on any date of determination;

~~(u)~~(t)	“Exchange Act” means the U.S. Securities Exchange Act of 1934 (as amended from time to time);

~~(v)~~(u)	“Excluded Transactions” means issuances of Equity Securities of the Company (i) pursuant to a dividend payable in Equity Securities of the Company, or upon any subdivision or split-up of outstanding Equity Securities of the Company, (ii) to Directors, advisors, employees or consultants of the Company (including upon exercise of options) pursuant to a stock option plan, employee stock purchase plan, restricted stock plan, other employee benefit plan or other similar compensatory agreement or arrangement approved by the Board, (iii) pursuant to the overallotment option granted. For a period of 30 days from the Closing of the initial public offering, to the underwriters in connection with the initial public offering, and (iv) as consideration in connection with a merger, acquisition or similar transaction;

~~(w)~~(v)	“Exercise Period” means a period of eight (8) days (or such shorter period if the Issuance Notice was sent by the Company with less than ten (10) days prior notice, but, in no event, less than three (3) days prior to the date of the proposed issuance) following the receipt of an Issuance Notice;

~~(x)~~(w)

“Fair Market Value” means, with respect to a repurchase of any shares in accordance with these Bye-Laws or with respect to the exercise price of options under Bye-Law 5.5, (a) if such shares are listed on a securities exchange (or quoted in a securities quotation system), the average closing sale price of such shares on such exchange (or in such quotation system), or, if such shares are listed on (or quoted in) more than one exchange (or quotation system), the average closing sale price of the shares on the principal securities exchange (or quotation system) on which such shares are then traded, or, if such shares are not then listed on a securities exchange (or quotation system) but are traded in the over-the-counter market, the average of the latest bid and asked quotations for such shares in such market, in each case for the last five trading days immediately preceding the day on which notice of the repurchase of such shares is sent pursuant to these Bye-Laws or the day on which the

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options are granted under Bye-Law 5.5, or (b) (i) with respect to a repurchase, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by one independent U.S. nationally recognised investment banking firm chosen by the Shareholder whose shares are to be so repurchased by the Company and reasonably satisfactory to the Company; provided, that the calculation of the Fair Market Value of the shares made by such appointed investment banking firm (A) shall not include any discount relating to (x) the absence of a public trading market for, or any transfer restrictions on, such shares, or (y) the fact that such shares being repurchased represent a minority of the issued and outstanding shares, and (B) shall be final and the fees and expenses stemming from such calculation shall be borne by the Company or its assignee, as the case may be, or (ii) with respect to the exercise price of options, if no such closing sales prices or quotations are available because such shares are not publicly traded or otherwise, the fair value of such shares as determined by the Board in good faith;

~~(y)~~(x)	“Founder” means ~~Montpelier Reinsurance~~Endurance Specialty Insurance Ltd., a Bermuda exempted company with limited liability, as the successor in interest to Montpelier Reinsurance Ltd., a Bermuda exempted company with limited liability;

~~(z)~~(y)	“Founder Designee” means an individual designated in writing by the Founder for election or appointment to the Board~~. The initial Founder Designees shall be Christopher L. Harris and William Pollett~~;

~~(aa)~~(z)	“Founder Director” means a Founder Designee who has been elected or appointed to the Board;

~~(bb)~~(aa)	“Founder Investor Rights Period” means the period of time from the date of the Shareholders Agreement until the later of the date on which (i) any member of the ~~Montpelier~~ Sompo International Group Transfers any of its common shares other than (A) to a Controlled Affiliate of the Founder or (B) the common shares held on behalf of third parties or as part of any member of the ~~Montpelier~~ Sompo International Group’s general investment portfolio or (ii) the Founder beneficially owns (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) less than 5% of the Company’s outstanding common shares;~~.~~

~~(cc)~~(bb)	“Founder Non-Elected Designee” shall have the meaning ascribed thereto to Bye-Law 28.2;~~.~~

~~(dd)~~(cc)	“Indemnified Person” means any Director, Officer, Resident Representative, member of a committee duly constituted under these Bye-Laws and any liquidator, manager or trustee for the time being acting in relation to the affairs of the Company, and his heirs, executors and administrators;

~~(ee)~~(dd)	“initial public offering” means the initial public offering of the shares pursuant to a registration statement filed pursuant to the Securities Act;

~~(ff)~~(ee)	“Issuance Notice” has the meaning ascribed thereto in Bye-Law 18.2;

~~(gg)~~	~~“Montpelier Sompo International Group” means Montpelier ReSompo International Holdings Ltd. and its wholly owned Affiliates, including the Founder.~~

~~(hh)~~

~~“Montpelier Sompo Pro Rata Portion” means, on the date of issuance of any New Securities, the number of New Securities equal to (1) the total number of New Securities to be issued by the Company on such date multiplied by (2) a fraction, the numerator of which is the number of common shares the Montpelier Sompo International Group, in the aggregate, beneficially owns (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) other than common shares held on behalf of third parties or as part of the Montpelier~~

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~~Sompo International Group’s general investment portfolio immediately prior to such issuance and the denominator of which is the total number of common shares outstanding immediately prior to such issuance.~~

~~(ii)~~(ff)	“New Securities” means Equity Securities of the Company that the Company may from time to time propose to issue, other than pursuant to any Excluded Transaction;

~~“9.5% U.S. Shareholder” of the Company means a U.S. Person that owns shares (within the meaning of Section 958(a) of the Code) and is considered a “United States shareholder” of the Company (as defined in Section 951(b) of the Code); provided, that for these purposes, “9.5 percent” shall be substituted for “10 percent” wherever such term appears in Section 951(b) of the Code;~~

~~(kk)~~(gg)	“Officer” means a person appointed by the Board pursuant to these Bye-Laws but shall not include the Auditor;

~~(ll)~~(hh)	“Other Interests” means other material interests of each Covered Person in such nomination or proposal or shares (including any rights to dividends or performance related fees based on any increase or decrease in the value of such shares or Derivative Interests);

~~(mm)~~(ii)	“Per New Security Offering Price” shall have the meaning ascribed thereto in Bye-Law 18.3;

~~(nn)~~(jj)	“Proposed Issuance” shall have the meaning ascribed thereto in Bye-Law 18.2;

~~(oo)~~(kk)	“Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or any document delivered to all Shareholders (including any quarterly income statement);

~~(pp)~~(ll)	“Purchase Notice” shall have the meaning ascribed thereto in Bye-Law 10.6;

~~(qq)~~(mm)	“Purchase Price” shall have the meaning ascribed thereto in Bye-Law 10.2;

~~(rr)~~(nn)	“Register” means the Register of Shareholders of the Company maintained by the Company in Bermuda;

~~(ss)~~(oo)	“Registered Office” means the registered office of the Company which shall be at such place in Bermuda as the Board shall from time to time appoint;

~~(tt)~~(pp)	“Resident Representative” means (if any) the individual or the company appointed to perform the duties of resident representative set out in the Companies Acts and includes any assistant or deputy Resident Representative appointed by the Board to perform any of the duties of the Resident Representative;

~~(uu)~~(qq)	“Resolution” means a resolution of the Shareholders passed in a general meeting or, where required, of a separate class or separate classes of shareholders passed in a separate general meeting, subject to Bye-Law 23, and in accordance with the provisions of these Bye-Laws;

~~(vv)~~(rr)	“Rule 144” means Rule 144 under the Securities Act, or any successor rule thereto;

~~(ww)~~(ss)	“Seal” means the common seal of the Company and includes any authorised duplicate thereof;

~~(xx)~~(tt)	“Securities Act” means the U.S. Securities and Exchange Act of 1934 (as amended from time to time);

~~(yy)~~(uu)	“Service” has the meaning ascribed thereto in Bye-Law 26.2.1;

~~(zz)~~(vv)	“Secretary” means the individual or the company appointed by the Board to perform any of the duties of the Secretary and includes a temporary or assistant or deputy Secretary;

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~~(aaa~~)(ww)	“Selling Shareholder” shall have the meaning ascribed thereto in Bye-Law 10.4;~~.~~

~~(bbb)~~(xx)	“share” means share in the capital of the Company and includes a fraction of a share;

~~(ccc)~~(yy)	“Shareholder” means a shareholder or member of the Company, provided that for the purposes of Bye-Law 51 it shall also include any holder of notes, debentures or bonds issued by the Company;

~~(ddd)~~(zz)	“Shareholders Agreement” means the Shareholder and Registration Rights Agreement to be entered into upon the completion of the initial public offering between the Company and the Founder;

~~(eee)~~(aaa)	“Shareholder Group Member” means any Shareholder Nominee and their respective Affiliates and associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto);

~~(fff)~~(bbb)	“Shareholder Nominee” means each person whom a Shareholder proposes to nominate for election as a Director;

(ccc)	“Sompo International Group” means Sompo International Holdings Ltd. and its wholly owned Affiliates, including the Founder;

(ddd)	“Sompo Pro Rata Portion” means, on the date of issuance of any New Securities, the number of New Securities equal to (1) the total number of New Securities to be issued by the Company on such date multiplied by (2) a fraction, the numerator of which is the number of common shares the Sompo International Group, in the aggregate, beneficially owns (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) other than common shares held on behalf of third parties or as part of the Sompo International Group’s general investment portfolio immediately prior to such issuance and the denominator of which is the total number of common shares outstanding immediately prior to such issuance;

~~(ggg)~~(eee)	“these Bye-Laws” means these Bye-Laws in their present form;

~~(hhh)~~	~~“UBTI” has the meaning ascribed thereto in Bye-Law 47;~~

~~(iii)~~(fff)“United States” or “U.S.” means the United States of America and dependent territories or any part thereof;

~~(jjj)~~(ggg)	“U.S. Person” means (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for U.S. federal tax purposes that is created in, or organised under the laws of, the United States or any state thereof or the District of Columbia, (iii) an estate that is subject to U.S. federal income tax on its income regardless of its source, (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person or (v) any entity treated as one of the foregoing under any provision of the Code (e.g., a Bermuda insurance company that elects under Section 953(d) of the Code to be treated as a domestic corporation); and

~~(kkk)~~(hhh)“Voting Arrangement” means each agreement, arrangement or understanding (whether written or oral) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any person voting together with, any Covered Person with respect to any shares, Shareholder Nominee or other proposal.

1.2	For the purposes of these Bye-Laws, a corporation which is a Shareholder shall be deemed to be present in person at a general meeting if, in accordance with the Companies Acts, its authorised representative is present.

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1.3	For the purposes of these Bye-Laws, a corporation which is a Director shall be deemed to be present in person at a Board meeting if an officer, attorney or other person authorised to attend on its behalf is present, and shall be deemed to discharge its duties and carry out any actions required under these Bye-Laws and the Companies Acts, including the signing and execution of documents, deeds and other instruments, if an officer, attorney or other person authorised to act on its behalf so acts.

1.4	Words importing only the singular number include the plural number and vice versa.

1.5	Words importing only the masculine gender include the feminine and neuter genders respectively.

1.6	Words importing persons include companies, associations, bodies of persons, whether corporate or not.

1.7	A reference to writing shall include typewriting, printing, lithography, photography and electronic record.

1.8	Any words or expressions defined in the Companies Acts in force at the date when these Bye-Laws or any part thereof are adopted shall bear the same meaning in these Bye-Laws or such part (as the case may be).

REGISTERED OFFICE

2.	REGISTERED OFFICE

The Registered Office shall be at such place in Bermuda as the Board shall from time to time appoint.

SHARES AND SHARE RIGHTS

3.	SHARE RIGHTS

3.1	Subject to the Shareholders Agreement and any special rights conferred on the holders of any share or class of shares, any share in the Company may be issued with or have attached thereto such preferred, deferred, qualified or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may by Resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

3.2	Subject to the Companies Acts, any preference shares may, with the sanction of a resolution of the Board, be issued on terms:

3.2.1	that they are to be redeemed on the happening of a specified event or on a given date; or,

3.2.2	that they are liable to be redeemed at the option of the Company; or,

3.2.3	if authorised by the memorandum of association of the Company, that they are liable to be redeemed at the option of the holder.

The terms and manner of redemption shall be provided for in such resolution of the Board and shall be attached to but shall not form part of these Bye-Laws.

3.3	The Board may, at its discretion and without the sanction of a Resolution, authorise the purchase by the Company of its own shares upon such terms as the Board may in its discretion determine, provided always that such purchase is effected in accordance with the provisions of the Companies Acts and the Shareholders Agreement.

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3.4	The Board may, at its discretion and without the sanction of a Resolution, authorise the acquisition by the Company of its own shares, to be held as treasury shares, upon such terms as the Board may in its discretion determine, provided always that such acquisition is effected in accordance with the provisions of the Companies Acts and the Shareholders Agreement. The Company shall be entered in the Register as a Shareholder in respect of the shares held by the Company as treasury shares and shall be a Shareholder of the Company but subject always to the provisions of the Companies Acts and for the avoidance of doubt the Company shall not exercise any rights and shall not enjoy or participate in any of the rights attaching to those shares save as expressly provided for in the Companies Acts.

3.5	All Treasury Shares shall be excluded from the calculation of any percentage or fraction of the shares.

4.	MODIFICATION OF RIGHTS

4.1	Subject to the Companies Acts and to Bye-Law~~s~~ 19 ~~and 24~~ below, all or any of the special rights for the time being attached to any class of shares being issued may from time to time (whether or not the Company is being wound up) be altered or abrogated with the sanction of a Resolution passed at a separate general meeting of the holders of such shares voting in person or by proxy. To any such separate general meeting, all the provisions of these Bye-Laws as to general meetings of the Company shall mutatis mutandis apply, but so that the necessary quorum shall be two or more persons holding or representing by proxy 50% or more of the shares of the relevant class, that every holder of shares of the relevant class shall be entitled on a poll to one vote for every such share held by him and that any holder of shares of the relevant class present in person or by proxy may demand a poll.

4.2	The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be altered by the creation or issue of further shares ranking pari passu therewith.

5.	SHARES

5.1	Subject to the provisions of these Bye-Laws and the Shareholders Agreement, the unissued shares (whether forming part of the original capital or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may determine.

5.2	Subject to the provisions of these Bye-Laws and the Shareholders Agreement, any shares held by the Company as treasury shares shall be at the disposal of the Board, which may hold all or any of the shares, dispose of or transfer all or any of the shares for cash or other consideration, or cancel all or any of the shares.

5.3	The Board may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by law.

5.4	Except as ordered by a court of competent jurisdiction or as required by law, no person shall be recognised by the Company as holding any share upon trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as otherwise provided in these Bye-Laws or by law) any other right in respect of any share except an absolute right to the entirety thereof in the registered holder.

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5.5	Notwithstanding Bye-Law 5.1, the Board may not grant options to Directors, Officers or employees of the Company to acquire shares at an exercise price less than the Fair Market Value of any such shares on the date of grant.

6.	CERTIFICATES

6.1	The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been issued. In the case of a share held jointly by several persons, delivery of a certificate to one of several joint holders shall be sufficient delivery to all.

6.2	If a share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out of pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

6.3	All certificates for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates and other like documents) shall, except to the extent that the terms and conditions for the time being relating thereto otherwise provide, be issued under the Seal or signed by a Director, the Secretary or any person authorised by the Board for that purpose. The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons.

7.	LIEN

7.1	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies, whether presently payable or not, called or payable, at a date fixed by or in accordance with the terms of issue of such share in respect of such share, and the Company shall also have a first and paramount lien on every share (other than a fully paid share) standing registered in the name of a Shareholder, whether singly or jointly with any other person, for all the debts and liabilities of such Shareholder or his estate to the Company, whether the same shall have been incurred before or after notice to the Company of any interest of any person other than such Shareholder, and whether the time for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Shareholder or his estate and any other person, whether a Shareholder or not. The Company’s lien on a share shall extend to all dividends payable thereon. The Board may at any time, either generally or in any particular case, waive any lien that has arisen or declare any share to be wholly or in part exempt from the provisions of this Bye-Law.

7.2	The Company may sell, in such manner as the Board may think fit, subject to Bye-Law 13, any share on which the Company has a lien but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) days after a notice in writing, stating and demanding payment of the sum presently payable and giving notice of the intention to sell in default of such payment, has been served on the holder for the time being of the share.

7.3

The net proceeds of sale by the Company of any shares on which it has a lien shall be applied in or towards payment or discharge of the debt or liability in respect of which the lien exists so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale)

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be paid to the person who was the holder of the share immediately before such sale. For giving effect to any such sale, the Board may authorise some person to transfer the share sold to the purchaser thereof. Subject to Bye-Law 13, the purchaser shall be registered as the holder of the share and he shall not be bound to see to the application of the purchase money, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the sale.

8.	CALLS ON SHARES

8.1	The Board may from time to time make calls upon the Shareholders (for the avoidance of doubt excluding the Company in respect of any nil or partly paid shares held by the Company as treasury shares) in respect of any monies unpaid on their shares (whether on account of the par value of the shares or by way of premium) and not by the terms of issue thereof made payable at a date fixed by or in accordance with such terms of issue, and each Shareholder shall (subject to the Company serving upon him at least fourteen (14) days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Board may determine.

8.2	A call may be made payable by instalments and shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

8.3	The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

8.4	If a sum called in respect of the share shall not be paid before or on the day appointed for payment thereof the person from whom the sum is due shall pay interest on the sum from the day appointed for the payment thereof to the time of actual payment at such rate as the Board may determine, but the Board shall be at liberty to waive payment of such interest wholly or in part.

8.5	Any sum which, by the terms of issue of a share, becomes payable on allotment or at any date fixed by or in accordance with such terms of issue, whether on account of the nominal amount of the share or by way of premium, shall for all the purposes of these Bye-Laws be deemed to be a call duly made, notified and payable on the date on which, by the terms of issue, the same becomes payable and, in case of non-payment, all the relevant provisions of these Bye-Laws as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

8.6	The Board may on the issue of shares differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

9.	FORFEITURE OF SHARES

9.1	If a Shareholder fails to pay any call or instalment of a call on the day appointed for payment thereof, the Board may at any time thereafter during such time as any part of such call or instalment remains unpaid serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

9.2	The notice shall name a further day (not being less than fourteen (14) days from the date of the notice) on or before which, and the place where, the payment required by the notice is to be made and shall state that, in the event of non-payment on or before the day and at the place appointed, the shares in respect of which such call is made or instalment is payable will be liable to be forfeited. The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-Laws to forfeiture shall include surrender.

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9.3	If the requirements of any such notice as aforesaid are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls or instalments and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

9.4	When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice as aforesaid.

9.5	A forfeited share shall be deemed to be the property of the Company and, subject to Bye-Law 13, may be sold, re-offered or otherwise disposed of either to the person who was, before forfeiture, the holder thereof or entitled thereto or to any other person upon such terms and in such manner as the Board shall think fit, and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Board may think fit.

9.6	A person whose shares have been forfeited shall thereupon cease to be a Shareholder in respect of the forfeited shares but shall, notwithstanding the forfeiture, remain liable to pay to the Company all monies which at the date of forfeiture were presently payable by him to the Company in respect of the shares with interest thereon at such rate as the Board may determine from the date of forfeiture until payment, and the Company may enforce payment without being under any obligation to make any allowance for the value of the shares forfeited.

9.7	An affidavit in writing that the deponent is a Director of the Company or the Secretary and that a share has been duly forfeited on the date stated in the affidavit shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration (if any) given for the share on the sale, re-allotment or disposition thereof and the Board may authorise some person to transfer the share to the person to whom the same is sold, re-allotted or disposed of, and he shall, subject to Bye-Law 13, thereupon be registered as the holder of the share and shall not be bound to see to the application of the purchase money (if any) nor shall his title to the share be affected by any irregularity or invalidity in the proceedings relating to the forfeiture, sale, re-allotment or disposal of the share.

10.	EXERCISE OF POWER TO PURCHASE SHARES

10.1	The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Companies Acts.

10.2	Without limiting the foregoing, subject to Section 42A of the Companies Acts and the approval of the Bermuda Monetary Authority or any other applicable governmental or regulatory body (such approval restriction being applicable to all this Bye-Law), if the Board reasonably determines in good faith based on an opinion of counsel that share ownership, directly, indirectly or constructively, by any Shareholder is likely to result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its Affiliates or any of its Shareholders, the Company will have the option, but not the obligation, to purchase the minimum number of shares which is necessary to avoid or cure such adverse consequences or treatment (but only to the extent the Board reasonably determines in good faith that such action would avoid or cure such adverse consequences or treatment) with immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company purchases such shares (the “Purchase Price”), subject to the provisions of this Bye-Law.

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10.3	The Board shall notify such Shareholder promptly that it has determined that the provisions of this Bye-Law may apply to such Shareholder, and shall provide such Shareholder with thirty (30) days (subject to any extension reasonably necessary to obtain regulatory approvals necessary in connection with any proposed sale by the Shareholder, if being diligently pursued, but in any event not more than an additional ninety (90) days), prior to and in lieu of such purchase, to remedy the circumstances pursuant to which the ownership of shares by such Shareholder may result in adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any of its Affiliates or any of its Shareholders (including by such Shareholder selling such shares to a third party, subject to Bye-Law 13 and any other relevant provisions of these Bye-Laws; provided, that, for the avoidance of doubt, this Bye-Law does not release such Shareholder from any contractual restriction on transfer to which such Shareholder is subject) and, if applicable, to select an investment bank to determine the Fair Market Value of such shares.

10.4	If a Shareholder subject to application of this Bye-Law (each a “Selling Shareholder”) does not remedy the consequences or treatment described in the preceding two paragraphs within the period referred to above, the Company shall have the right, but not the obligation, to purchase such shares at the Fair Market Value thereof. If the Company shall determine not to purchase such shares at the Fair Market Value pursuant to this Bye-Law, the Company shall notify each other Shareholder thereof, and shall permit the other Shareholders to purchase such shares at the Fair Market Value in its stead, pro rata, to the number of shares then held by each such Shareholder, and then, to the extent that any Shareholder shall fail to accept such offer, to the other Shareholders who have elected to purchase their portion of such shares. After offering the shares to be purchased to the other Shareholders in accordance with the preceding sentence, the Company will also be entitled to assign its purchase right to a third party which may purchase such shares at the Fair Market Value. Each Shareholder shall be bound by the determination by the Company to purchase or assign its right to purchase such Shareholder’s shares and, if so required by the Company, shall sell the number of shares that the Company requires it to sell.

10.5	The Board will exercise commercially reasonable efforts to exercise this option to purchase shares from Shareholders equitably and, to the extent possible, equally among similarly situated Shareholders.

10.6	In the event that the Shareholder(s) or the Company or its assignee(s) determine to purchase any such shares, the Company shall provide each Selling Shareholder concerned with written notice of such determination (a “Purchase Notice”) at least five calendar days prior to such purchase or such shorter period as each such Selling Shareholder may authorise, specifying the date on which any such shares are to be purchased and the Purchase Price. The Company may revoke the Purchase Notice at any time before the Shareholder(s), the Company or its assignee(s) pay for the shares. The Board may authorise any person to sign, on behalf of any Selling Shareholder who is the subject of a Purchase Notice, an instrument of transfer relating to any of such Selling Shareholder’s shares which the Company has an option to purchase. Payment of the Purchase Price by the Shareholder(s), the Company or its assignee(s) shall be by wire transfer or certified check and made at a closing to be held no less than five (5) calendar days after receipt of the Purchase Notice by the selling Shareholder.

REGISTER OF SHAREHOLDERS

11.	REGISTER OF SHAREHOLDERS

11.1	The Secretary shall establish and maintain the Register at the Registered Office in the manner prescribed by the Companies Acts. Unless the Board otherwise determines, the

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Register shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon on every working day. Unless the Board so determines, no Shareholder or intending Shareholder shall be entitled to have entered in the Register any indication of any trust or any equitable, contingent, future or partial interest in any share or any fractional part of a share and if any such entry exists or is permitted by the Board it shall not be deemed to abrogate any of the provisions of Bye-Law 5.4.

11.2	The Board shall have the authority to require any Beneficial Owner to be disclosed to the Company and to be registered in the Register. If such Beneficial Owner fails to disclose to the Company its identity, the Board may in its sole discretion determine that such Beneficial Owner’s shares shall carry reduced voting rights or no voting rights until otherwise determined by the Board in its sole discretion or may exercise its right to purchase the Beneficial Owner’s shares pursuant to Bye-Law 10.

REGISTER OF DIRECTORS AND OFFICERS

12.	REGISTER OF DIRECTORS AND OFFICERS

The Secretary shall establish and maintain a register of the Directors and Officers of the Company as required by the Companies Acts. The register of Directors and Officers shall be open to inspection in the manner prescribed by the Companies Acts between 10:00 a.m. and 12:00 noon on every working day.

TRANSFER OF SHARES

13.	TRANSFER OF SHARES

13.1	Subject to the Companies Acts, the Shareholders Agreement and to such other of the restrictions contained in these Bye-Laws as may be applicable, any Shareholder may transfer all or any of his shares by an instrument of transfer in the usual common form or in any other form which the Board may approve. No such instrument shall be required on the redemption of a share or on the purchase by the Company of a share.

13.2	The instrument of transfer of a share shall be signed by or on behalf of the transferor and where any share is not fully-paid, the transferee. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. All instruments of transfer when registered may be retained by the Company. The Board may, in its absolute discretion and without assigning any reason therefor, decline to register (a) a transfer of shares not made in conformity with the terms of these Bye-Laws and the Shareholders Agreement, or (b) any transfer of any share which is not a fully-paid share. The Board may also decline to register any transfer unless:

13.2.1	the instrument of transfer is duly stamped (if required by law) and lodged with the Company, accompanied by the certificate for the shares to which it relates, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer,

13.2.2	the instrument of transfer is in respect of only one class of shares, and

13.2.3	where applicable, the permission of the Bermuda Monetary Authority or any other applicable regulator of any other applicable jurisdiction with respect thereto has been obtained,

13.3	The Board may decline to register the transfer of any shares if the Board reasonably determines in good faith that, based on an opinion of counsel,

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13.3.1	in the case of a transfer other than (x) pursuant to an effective registration statement under the Securities Act, (y) after an initial public offering of shares pursuant to such a registration statement, in a sale by a Shareholder in accordance with Rule 144 or (z) in connection with the settlement of trades or transactions entered into through the facilities of a stock exchange or automated quotation system on which the shares are listed or traded from time to time, such transfer is likely to expose the Company, any Affiliate thereof, any Shareholder or any person ceding insurance to the Company or any Affiliate of the Company to adverse tax consequences or materially adverse legal or regulatory treatment in any jurisdiction; or

13.3.2	registration of such transfer under the Securities Act or under any blue sky or other U.S. state securities laws or under the laws of any jurisdiction is required and such registration has not been duly effected; provided, however, that in this case; the Board shall be entitled to request and rely on an opinion of counsel (such counsel to be reasonably satisfactory to the Board) to the transferor or the transferee (and the Company shall not be obligated to pay any expenses of such counsel), in form and substance reasonably satisfactory to the Board, that no such registration is required, and the Board shall be obligated to register such transfer upon the receipt of such an opinion. A proposed transferee will be permitted to dispose of any shares purchased that violate these restrictions and as to which registration of the transfer is refused. The transferor of such shares shall be deemed to own such shares or warrants for dividend, voting and reporting purposes until a transfer of such shares has been registered on the Register.

13.4	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law.

13.5	If the Board declines to register a transfer it shall, within three (3) months after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

13.6	No fee shall be charged by the Company for registering any transfer, probate, letters of administration, certificate of death or marriage, power of attorney, stop notice, order of court or other instrument relating to or affecting the title to any share, or otherwise making an entry in the Register relating to any share.

13.7	Any purported transfer (except by operation of law or as otherwise provided in these Bye-Laws) of any shares in contravention of any of the restrictions on transfer contained in these Bye-Laws shall be void and of no effect.

TRANSMISSION OF SHARES

14.	TRANSMISSION OF SHARES

14.1	In the case of the death of a Shareholder, the survivor or survivors, where the deceased was a joint holder, and the estate representative, where he was sole holder, shall be the only person recognised by the Company as having any title to his shares; but nothing herein contained shall release the estate of a deceased holder (whether sole or joint) from any liability in respect of any share held by him solely or jointly with other persons. For the purpose of this Bye-Law, estate representative means the person to whom probate or letters of administration has or have been granted in Bermuda or, failing any such person, such other person as the Board may in its absolute discretion determine to be the person recognised by the Company for the purpose of this Bye-Law.

14.2	Any person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law may, subject as hereafter provided and upon such

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evidence being produced as may from time to time be required by the Board as to his entitlement, and upon compliance with the requirements of the Shareholders Agreement, either be registered himself as the holder of the share or elect to have some person nominated by him registered as the transferee thereof. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he shall elect to have his nominee registered, he shall signify his election by signing an instrument of transfer of such share in favour of his nominee. All the limitations, restrictions and provisions of these Bye-Laws and, to the extent required, the Shareholders Agreement, relating to the right to transfer and the registration of transfer of shares shall be applicable to any such notice or instrument of transfer as aforesaid as if the death of the Shareholder or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer signed by such Shareholder.

14.3	A person becoming entitled to a share in consequence of the death of a Shareholder or otherwise by operation of applicable law shall (upon such evidence being produced as may from time to time be required by the Board as to his entitlement) be entitled to receive and may give a discharge for any dividends or other monies payable in respect of the share, but he shall not be entitled in respect of the share to receive notices of or to attend or vote at general meetings of the Company or, save as aforesaid, to exercise in respect of the share any of the rights or privileges of a Shareholder until he shall have become registered as the holder thereof. The Board may at any time give notice requiring such person to elect either to be registered himself or to transfer the share and, if the notice is not complied with within sixty (60) days, the Board may thereafter withhold payment of all dividends and other monies payable in respect of the shares until the requirements of the notice have been complied with.

14.4	Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under this Bye-Law.

SHARE CAPITAL

15.	INCREASE IN CAPITAL

15.1	The Company may from time to time increase its capital by such sum to be divided into shares of such par value as the Company by Resolution shall prescribe.

15.2	The Company may, subject to Bye-Law 5, by the Resolution increasing the capital, direct that the new shares or any of them shall be offered in the first instance either at par or at a premium or (subject to the provisions of the Companies Acts) at a discount to all the holders for the time being of shares of any class or classes in proportion to the number of such shares held by them respectively or make any other provision as to the issue of the new shares.

15.3	The new shares shall be subject to all the provisions of these Bye-Laws with reference to lien, the payment of calls, forfeiture, transfer, transmission and otherwise

16.	ALTERATION OF CAPITAL

16.1	The Company may from time to time by Resolution:

16.1.1	divide its shares into several classes and attach thereto respectively any preferential, deferred, qualified or special rights, privileges or conditions;

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16.1.2	consolidate and divide all or any of its share capital into shares of larger par value than its existing shares;

16.1.3	sub-divide its shares or any of them into shares of smaller par value than is fixed by its memorandum, so, however, that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived;

16.1.4	make provision for the issue and allotment of shares which do not carry any voting rights;

16.1.5	cancel shares which, at the date of the passing of the Resolution in that behalf, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled; and

16.1.6	change the currency denomination of its share capital.

16.2	Where any difficulty arises in regard to any division, consolidation, or sub-division under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Shareholders who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

16.3	Subject to the Companies Acts and to any confirmation or consent required by law or these Bye-Laws, the Company may by Resolution from time to time convert any preference shares into redeemable preference shares.

17.	REDUCTION OF CAPITAL

17.1	Subject to the Companies Acts, its memorandum and any confirmation or consent required by law or these Bye-Laws, the Company may from time to time by Resolution authorise the reduction of its issued share capital or any share premium account in any manner.

17.2	In relation to any such reduction, the Company may by Resolution determine the terms upon which such reduction is to be effected including, in the case of a reduction of part only of a class of shares, those shares to be affected

18.	PREEMPTIVE RIGHTS

18.1	Pursuant to the Shareholder’s Agreement, the Founder has the right, subject to the Applicable Requirements, to purchase (or to designate any Controlled Affiliate of the Founder to purchase) the ~~Montpelier~~ Sompo Pro Rata Portion (or any portion thereof) of any New Securities.

18.2	The Company shall give written notice (an “Issuance Notice”) of any proposed issuance described in Bye-Law 18.1 (a “Proposed Issuance”) to the Founder no later than ten (10) days prior to the date of such Proposed Issuance (or, if such notice period is not reasonably practicable under the circumstances, such prior written notice as is reasonably practicable, but, in no event, less than five (5) days prior to the date of such Proposed Issuance). The Issuance Notice shall set forth the material terms and conditions of the Proposed Issuance, including: (i) the number and description of the New Securities to be issued and the percentage of the outstanding Common Shares or other Equity Securities of the Company such issuance would represent, and (ii) the cash purchase price per New Security or that the issuance will be based on the public trading price of the applicable Equity Securities of the Company.

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18.3	The Founder shall for the Exercise Period have the right to elect to purchase (or to designate any Controlled Affiliate of the Founder to purchase) the ~~Montpelier~~ Sompo Pro Rata Portion of the New Securities, at an all cash purchase price per New Security (the “Per New Security Offering Price”) equal to the cash purchase price per New Security paid by other purchasers pursuant to the Proposed Issuance. The Founder may exercise its election by delivering a written notice to the Company during the Exercise Period, which must indicate the number of New Securities that the Founder desires to purchase (or that its Controlled Affiliate desires to purchase) and may not be conditioned in any manner not also available to other purchasers pursuant to the Proposed Issuance. The Founder, if so exercising its election, shall be entitled and obligated to purchase, or to cause such other persons it may have designated in accordance with this Bye-Law 18 to purchase, that number of the New Securities so offered to the Founder specified in the Founder’s notice on the terms and conditions set forth in the Issuance Notice; provided that, in no event, shall the actual terms or conditions of the New Securities (including the price) be more favourable to other purchasers than the terms or conditions specified in the Founder’s Issuance Notice. The Founder’s failure to exercise right to purchase its allotment of the New Securities during the Exercise Period shall be deemed a waiver by the Founder of its rights under this Bye-Law 18 with respect to such Proposed Issuance, but not with respect to any future issuance. The closing of any purchase by the Founder (or any of its designees) shall be consummated concurrently with the consummation of the Proposed Issuance; provided, however, in the event that either the Company or the Founder has been advised by their respective outside counsel that the issuance of the Founder Pro Rata Portion of the New Securities in full to the Founder (or any of its designees) pursuant to this Bye-Law 18 would require the approval of the Shareholders under the Applicable Requirements or the approval or consent of any Competent Regulatory Authority, (i) the Company shall use its commercially reasonable efforts to promptly obtain any such approval or consent and (ii) the closing of the Proposed Issuance shall not occur until such approvals or consents have been obtained; provided further that, if the Company has used its commercially reasonable efforts to obtain any required approvals or consents and such required approvals or consents have not been obtained within 180 days of the Issuance Notice, the excess amount of such New Securities to the extent otherwise triggering such approvals or consents will be excluded from the total number of New Securities that the Founder would otherwise have a right to purchase pursuant to this Bye-Law 18 (which exclusion may result in the Founder not having the right to purchase any New Securities pursuant to this Bye-Law 18).

18.4	If the Founder fails to exercise its right to purchase its allotment of the New Securities during the Exercise Period, the Company shall be free to complete the Proposed Issuance to the extent to which the Founder failed to exercise the right set forth in this Bye-Law 18 on terms no less favourable to the Company (including with respect to consideration) than those set forth in the Issuance Notice; provided that such Proposed Issuance is closed within 75 days after the expiration of the Exercise Period (subject to the extension of such 75 day period for a reasonable time not to exceed an additional 75 days to the extent reasonably necessary to obtain approvals of any Competent Regulatory Authority). In the event the Company has not completed such Proposed Issuance within such time period, the Company shall not thereafter issue or sell any such New Securities without first again offering such securities to the Founder in accordance with the procedures set forth in this Bye-Law 18.

18.5

Upon the issuance of any New Securities in accordance with this Bye-Law 18, the Company shall deliver to the Founder (or any of its designees) the New Securities in book-entry form, which New Securities shall be duly authorized and, when issued and delivered against payment therefor, will be validly issued and fully paid and non-assessable and will

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be free and clear of all liens, pledges, charges, encumbrances or security interests of any kind or nature. The Founder shall deliver or cause to be delivered to the Company the aggregate Per New Security Offering Price for the New Securities purchased by it (or its designees) by wire transfer in immediately available U.S. federal funds to the account designated by the Company in writing for such purpose. In the event that a Proposed Issuance shall be terminated or abandoned by the Company without the issuance of any New Securities, then the Founder’s rights pursuant to this Bye-Law 18 shall also terminate as to such Proposed Issuance.

GENERAL MEETINGS

19.	GENERAL MEETINGS

Save and to the extent that the Company elects to dispense with the holding of one or more of its annual general meetings in the manner permitted by the Companies Acts the Board shall convene and the Company shall hold general meetings as annual general meetings in accordance with the requirements of the Companies Acts, and these Bye-Laws, at such times and places as the Board shall appoint. The Board may, whenever it thinks fit, and shall, when required by the Companies Acts, convene general meetings other than annual general meetings which shall be called special general meetings. No annual general meeting or special general meeting shall take place in the United States or in the United Kingdom. Notwithstanding anything in the Companies Acts or these Bye-Laws to the contrary, anything which may be done by resolution of the Shareholders shall only be done by Resolution and, for the avoidance of doubt, shall not be done by resolution in writing.

20.	NOTICE OF GENERAL MEETINGS

20.1	An annual general meeting shall be called by not less than ten (10) days’ notice in writing and a special general meeting shall be called by not less than ten (10) days’ notice in writing. The period of notice shall be exclusive of (a) the day on which it is served, (b) the day on which it is deemed to be served as determined by Bye-Law 49.2, and (c) the day of the annual general meeting or special general meeting (as applicable), and shall specify the place, day and time of the meeting, and the nature of the business to be considered. Notice of every general meeting shall be given in any manner permitted by these Bye-Laws to all Shareholders other than such as are not entitled to receive such notice from the Company and every Director and to any Resident Representative who or which has delivered a written notice upon the Registered Office requiring that such notice be sent to him or it.

Notwithstanding that a meeting of the Company is called by shorter notice than that specified in this Bye-Law, it shall be deemed to have been duly called if it is so agreed:

20.1.1	in the case of a meeting called as an annual general meeting, by all the Shareholders entitled to attend and vote thereat;

20.1.2	in the case of any other meeting, by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the shares giving a right to attend and vote at such meeting.

20.2	The accidental omission to give notice of a meeting or (in cases where instruments of proxy are sent out with the notice) the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or such instrument of proxy by, any person entitled to receive such notice shall not invalidate the proceedings at that meeting.

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20.3	The Board may cancel or postpone a meeting of the Shareholders after it has been convened and notice of such cancellation or postponement shall be served in accordance with these Bye-Laws upon all Shareholders entitled to notice of the meeting so cancelled or postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with this Bye-Law.

21.	NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS – ANNUAL GENERAL MEETINGS

21.1	Nominations of persons for election to the Board and the proposal of business to be considered by the Shareholders may be made at an annual general meeting (a) pursuant to the Company’s notice of meeting delivered pursuant to Bye-Law 20, (b) by or at the direction of the President, the Chairman or the Board or (c) by any Shareholder who is entitled to vote at the annual general meeting on the election of Directors or such business (as applicable), who complies with the notice procedures set forth in Bye-Laws 21.2 and 21.3 and who is a Shareholder of record at the time such notice is delivered to the Secretary.

21.2	For nominations or other business to be properly brought before an annual general meeting by a Shareholder pursuant to Bye-Law 21.1(c) above, the Shareholder must give timely notice thereof in proper written form to the Secretary and, in the case of business other than nominations of persons for election to the Board, such other business must otherwise be a proper matter for Shareholder action.

21.3	To be timely, a Shareholder’s notice must be delivered to the Secretary at the registered office of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, notice by the Shareholder to be timely must be so delivered not earlier than the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting and the 10th day following the day on which the Public Announcement of the date of such annual general meeting is first made by the Company. In no event shall the Public Announcement of an adjournment or postponement of an annual general meeting commence a new time period for the giving of a Shareholder’s notice as described in this Bye-Law 21.3. In order to be in proper written form, such Shareholder’s notice must include the following information or documents, as applicable,

21.3.1	the name and address of the Shareholder giving the notice, as they appear in the Register, and of the Beneficial Owner, if any, on whose behalf such nomination or proposal of other business is made;

21.3.2	representations that, as of the date of delivery of such notice, such Shareholder is a holder of record of shares and is entitled to vote at such annual general meeting and intends to appear in person or by proxy at such annual general meeting to propose and vote for such nomination and any such other business;

21.3.3	as to each Shareholder Nominee, (A) all information relating to such Shareholder Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder (or any successor provisions thereto), including such Shareholder Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and to being named in the Company’s proxy statement and form of proxy if the Company so determines and (B) such other information as may be reasonably requested by the Company;

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21.3.4	as to any other business that the Shareholder proposes to bring before the annual general meeting, (A) a brief description of such business, (B) the text of the proposal (including the text of any resolutions proposed for consideration) and (C) the reasons for conducting such business at the annual general meeting; and

21.3.5	in all cases (A) the name of each Covered Person and a description of each agreement, arrangement or understanding (whether written or oral) between Covered Persons, (B) a list of the class and number of shares that are Beneficially Owned or owned of record by each Covered Person, together with documentary evidence of such record or Beneficial Ownership, (C) a list of all Derivative Interests, (D) a description of each Voting Arrangement, (E) details of all Other Interests, (F) a description of all economic terms of all such Derivative Interests, Voting Arrangements and Other Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of the counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest, Voting Arrangement and Other Interests, (G) a list of all transactions by each Covered Person involving any shares of shares or any Derivative Interests, Voting Arrangements or Other Interests within 6 months prior to the date of the notice and (H) a representation whether any Covered Person intends or is part of a group that intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Company’s outstanding shares required to elect any Shareholder Nominee or approve such proposal or otherwise to solicit or participate in the solicitation of proxies from Shareholders in support of such nomination or proposal.

21.4	A notice delivered to the Secretary by or on behalf of any Shareholder under this Bye-law shall be deemed to be not in compliance with this Bye-law and not be effective if (x) such notice does not include all of the information, documents and representations required under this Bye-law or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant annual general meeting and such information or document is not delivered to the Secretary at the registered office of the Company by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant annual general meeting, within five Business Days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties. Notwithstanding the first sentence of Bye-Law 21.3, in the event that the number of directors to be elected to the Board is increased effective at the next annual general meeting and there is no Public Announcement specifying the size of the increased Board made by the Company at least 100 days prior to the first anniversary of the preceding year’s annual general meeting, a Shareholder’s notice required by this Bye-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the registered office of the Company not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Company and such notice otherwise complies with the requirements of this Bye-law.

22.	PROCEEDINGS AT GENERAL MEETINGS

22.1

In accordance with the Companies Acts, save as otherwise provided by these Bye-Laws, at least two Shareholders present in person and representing in person or by proxy in excess of 50% of all of the issued and outstanding shares which have voting rights attached to them shall form a quorum for the transaction of business. No business shall be transacted at

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any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment, choice or election of a chairman, which shall not be treated as part of the business of the meeting.

22.2	If within five (5) minutes (or such longer time as the chairman of the meeting may determine to wait) after the time appointed for the meeting, a quorum is not present, the meeting, if convened on the requisition of Shareholders, shall be dissolved. In any other case, it shall stand adjourned to such other day and such other time and place as the chairman of the meeting may determine and at such adjourned meeting two Shareholders present in person or by proxy and representing in person or by proxy in excess of 50% of all of the issued and outstanding shares which have voting rights attached to them shall be a quorum. The Company shall give not less than five (5) days’ notice of any meeting adjourned through want of a quorum and such notice shall state that two Shareholders present in person or by proxy and representing in person or by proxy in excess of 50% of all of the issued and outstanding shares which have voting rights attached to them shall be a quorum.

22.3	A meeting of the Shareholders or any class thereof may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone, or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting; provided, however, that no Shareholder may participate in any general meeting while that Shareholder (or, if any Shareholder is a person who is not an individual, its representative) is physically present in the United States.

22.4	Each Director, and upon giving the notice referred to in Bye-Law 20.1 above, the Resident Representative, if any, shall be entitled to attend and speak at any general meeting of the Company.

22.5	During the Founder Investor Rights Period, the Board shall choose a Founder Designee to preside as chairman at every general meeting, and, if the selected Founder Designee is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present shall choose an alternate Founder Designee to act as chairman.

22.6	The chairman of the meeting may, with the consent by resolution of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. When a meeting is adjourned for three (3) months or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as expressly provided by these Bye-Laws, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

23.	VOTING—GENERAL

23.1	Each share shall entitle or limit the holder thereof to such voting rights attributable to that class (or series) of share~~, but the exercise of any voting right shall be subject to the provisions of Bye-Law 24 below~~.

23.2

Save where a greater majority is required by the Companies Acts, and subject to the Shareholders Agreement, any question proposed for the consideration of the Shareholders at any general meeting shall be decided by the affirmative vote of a majority of the votes cast at such meeting ~~(after giving effect to the provisions of Bye-Law 24)~~; provided that,

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during the Founder Investor Rights Period and except as required by the Applicable Requirements, neither the Company nor the Board (or any committee thereof) shall take any action to cause any amendment of the Company’s memorandum of association, these Bye-Laws or other organizational documents in a manner that is inconsistent with, or adverse to, the Founder’s rights under the Shareholders Agreement.

23.3	At any general meeting, a resolution put to the vote of the meeting shall be decided on a show of hands or by a count of votes received in the form of electronic records, unless (before or on the declaration of the result of the show of hands or count of votes received as electronic records or on the withdrawal of any other demand for a poll) a poll is demanded by:

23.3.1	the chairman of the meeting; or

23.3.2	at least three (3) Shareholders present in person or represented by proxy; or

23.3.3	any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one tenth (1/10) of the total voting rights of all the Shareholders having the right to vote at such meeting; or

23.3.4	a Shareholder or Shareholders present in person or represented by proxy holding shares conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one tenth (1/10) of the total sum paid up on all such shares conferring such right.

The demand for a poll may be withdrawn by the person or any of the persons making it at any time prior to the declaration of the result. Unless a poll is so demanded and the demand is not withdrawn, a declaration by the chairman that a resolution has, on a show of hands or count of votes received as electronic records, been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost shall be final and conclusive, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded for or against such resolution.

24.	~~VOTING - LIMITATION ON VOTING RIGHTS OF CONTROLLED SHARES~~INTENTIONALLY OMITTED

~~24.1~~	~~If, as a result of giving effect to the provisions of Bye-Law 23.1 or otherwise, the votes conferred by the Controlled Shares of any U.S. Person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at an election of Directors, the votes conferred by the Controlled Shares of such person are hereby reduced, subject to Bye-Law 24.6, by whatever amount is necessary so that after any such reduction the votes conferred by the Controlled Shares of such person shall constitute no more than 9.5% of the total voting power of all of the shares entitled to vote generally at any election of Directors.~~

~~24.2~~

~~In determining the reduction in votes conferred by Controlled Shares pursuant to this Bye-Law, the reduction in the vote conferred by the Controlled Shares of any U.S. Person shall be effected proportionately among all the Controlled Shares of such person; provided, however, that if a Shareholder owns or is treated as owning by the application of Section 958 of the Code, interests in another Shareholder, the reduction in votes conferred by Controlled Shares of such Shareholder (determined solely on the basis of shares held directly by such Shareholder and shares attributed from such other Shareholder) shall first be effected by reducing the votes conferred on the Shares held directly by the Shareholder that owns directly or through another entity an interest in such other Shareholder. The~~

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~~reduction in the votes of the shares held by such Shareholder effected by the foregoing proviso shall be conferred on the Shares held by the other Shareholders (and not otherwise reduced by the operation of this Bye-Law) to the extent that so doing does not cause any otherperson to be treated as a 9.5% U.S. Shareholder and any remaining reduction in votes shall then be conferred proportionately among the shares held by the other Shareholders; provided, however, that no shares shall be conferred votes to the extent that so doing shall cause any person to be treated as a 9.5% U.S. Shareholder.~~

~~24.3~~	~~In the event that the aggregate reductions required by Bye-Law 24.1 and 24.2 result in less than 100 percent of the voting power of the shares being entitled to be cast, the excess of 100 percent of the voting power over the votes entitled to be cast shall be conferred on the shares held by the Shareholders, proportionately, based on the number of shares held by each Shareholder; provided, however, that the shares of a Shareholder shall not be conferred votes to the extent that any U.S. Person would be considered a 9.5% U.S. Shareholder.~~

~~24.4~~	~~Upon written request by a Shareholder to the Board, the number of votes conferred by the total number of shares held by such Shareholder shall be voluntarily reduced to that percentage of the total voting power of the Company, as so designated by such Shareholder (subject to acceptance of such reduction by the Board in its sole discretion) so that (and to the extent that) such Shareholder may meet any applicable insurance or other regulatory requirement (other than tax regulatory) or voting threshold or limitation that may be applicable to such Shareholder or to evidence that such person’s voting power is no greater than such threshold.~~

~~24.5~~	~~Notwithstanding anything to the contrary in this Bye-Law, the votes conferred by the Controlled Shares of any person shall not exceed such amount as would result in any U.S. Person that owns shares (within the meaning of Section 958(a) of the Code) being treated as owning (within the meaning of Section 958 of the Code) more than 9.5% (or the lower percentage designated by a Shareholder pursuant to this Bye-Law hereof) of the aggregate voting power of the votes conferred by all the shares entitled to vote.~~

~~24.6~~	~~The Board shall implement the foregoing in the manner set forth in this Bye-Law to the full extent practicable given available information and belief. In addition to any other provision of this Bye-Law, any shares shall not carry rights to vote or shall have reduced voting rights to the extent that the Board reasonably determines in good faith that it is necessary that such shares should not carry the right to vote or should have reduced voting rights in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any Affiliate of the Company or any Shareholder or its Affiliates; provided, that the Board will use reasonable efforts to exercise such discretion equally among similarly situated Shareholders (to the extent possible under the circumstances).~~

~~24.7~~	~~Prior to any vote being cast on a Resolution proposed at a meeting, the Board shall, where possible, notify the Shareholders of the voting power conferred by their shares at such meeting determined in accordance with this Bye-Law.~~

~~24.8~~

~~The Board shall have the authority to request in writing from any Shareholder, and such Shareholder shall provide in writing, such information as the Board may reasonably request for the purpose of determining whether any Shareholder’s voting rights are to be adjusted pursuant to these Bye-Laws; provided, however, that any Shareholder who has, or any Shareholder whose parent has, a class of equity securities registered under the Exchange Act shall not be required to provide any information as to the holders of shares of such class of equity securities of such Shareholder (other than officers and employees of such Shareholder, related parties to such officers, persons owning a 5% or greater ownership interest in such Shareholder and employees and any other shareholder of which such~~

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~~Shareholder has knowledge). If such Shareholder fails to respond to such a request, the Board may in its sole discretion determine that such Shareholder’s shares shall carry reduced voting rights or no voting rights until otherwise determined by the Board in its sole discretion.~~

~~24.9~~	~~Each Shareholder shall deliver notice to the Company within ten (10) days following the date that such Shareholder acquires actual knowledge that it is a U.S. Person that owns, directly or indirectly, Controlled Shares in excess of 9.0% or more of the Company or its Affiliates.~~

~~24.10~~	~~Notwithstanding the foregoing, no Shareholder shall be liable to any other Shareholder or the Company for any loss or damages resulting from such Shareholder’s submission of incomplete or inaccurate information in response to a request under this Bye-Law provided such Shareholder made a good faith effort to provide the information requested, except to the extent otherwise provided in these Bye-Laws.~~

25.	VOTING—POLL

25.1	If a poll is duly demanded, the result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded.

25.2	A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner and either forthwith or at such time (being not later than three (3) months after the date of the demand) and place as the chairman shall direct. It shall not be necessary (unless the chairman otherwise directs) for notice to be given of a poll.

25.3	The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll has been demanded and it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is earlier.

25.4	On a poll, votes may be cast either personally or by proxy.

25.5	A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

25.6	In the case of an equality of votes at a general meeting, whether on a show of hands or count of votes received as electronic records or on a poll, the chairman of such meeting shall not be entitled to a second or casting vote and the resolution shall fail.

25.7	In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding.

25.8	A Shareholder who is a patient for any purpose of any statute or applicable law relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such court and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Shareholder for the purpose of general meetings.

25.9	No Shareholder shall, unless the Board otherwise determines, be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of shares in the Company have been paid.

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25.10	If:

25.10.1	any objection shall be raised to the qualification of any voter;

25.10.2	any votes have been counted which ought not to have been counted or which might have been rejected; or

25.10.3	any votes are not counted which ought to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

26.	REQUIREMENTS TO PROVIDE INFORMATION AND NOTICE

26.1	The Company shall have the authority to request from any Shareholder, and such Shareholder shall provide:

26.1.1	a statement setting forth that the holder is the direct Beneficial Owner of the shares or, if not, the identity of such direct Beneficial Owner (and, in the case of more than one Beneficial Owner, the shares owned by each such Beneficial Owner), the place of organisation of a direct Beneficial Owner that is other than a natural person and whether such direct Beneficial Owner has made an election to be treated as a U.S. Person for any purpose or whether such direct Beneficial Owner has elected to be treated as a Subchapter S corporation for U.S. federal income tax purposes, the citizenship and residency of any person who is a natural person and whether such person can be treated as a U.S. resident for U.S. tax purposes, a statement regarding whether the spouse or minor children of any such Beneficial Owner are also acquiring shares, and the names of the great grandparents, grandparents, parents, siblings, and lineal descendants (if living) of any such Beneficial Owner, and a statement as to whether such direct Beneficial Owner holds the power to vote the shares held by such holder and, if not, the identity of the person empowered to vote those shares,

26.1.2	a list setting forth the name of every person holding a direct interest in such Beneficial Owner, the percentage interest held by such person therein (including, if applicable, the minimum and maximum percentage interest in the case of a direct Beneficial Owner the interests in which can vary), and whether such person has a right to vote to determine the manner in which the direct Beneficial Owner is to vote the shares owned by such Beneficial Owner,

26.1.3	a list setting forth the name of any person having an option or other right to acquire an interest in any direct Beneficial Owner of shares and the percentage of interests in such Beneficial Owner subject to such option or other right and

26.1.4

a list of any partnership or limited liability company in which the direct Beneficial Owner holds a direct interest and the percentage interest held therein (including, if applicable, the minimum and maximum percentage interest in the case of an interest in which can vary); provided, however, that for purposes of paragraph 26.1.2 of this Bye-Law, if the Beneficial Owner of the shares is a publicly traded company, such Beneficial Owner shall be required to provide information only with respect to a person having a 5% or greater ownership interest in the Beneficial Owner. In addition, the Company shall have the authority to request from any holder of shares, and such holder shall provide, to the extent that it is

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reasonably practicable for it to do so in such holder’s reasonable discretion, such additional information as the Company may reasonably request to determine the relationship of a holder with other holders.

26.2	Any information provided by each Shareholder to the Company pursuant to this Bye-Law, or other information provided pursuant to this Bye-Law or for purposes of making the analysis required by Bye-Law 10~~,~~ or 13.3 ~~or 24 or implementing Bye-Law 47~~, shall be deemed “confidential information” (the “Confidential Information”) and shall be used by the Company solely for the purposes contemplated by those Bye-Laws (except as may be required otherwise by applicable law or regulation). The Company shall hold such Confidential Information in strict confidence and shall not disclose any Confidential Information that it receives, except:

26.2.1	to the Internal Revenue Service (the “Service”) if and to the extent the Confidential Information is required by the Service;

26.2.2	to any outside legal counsel or accounting firm engaged by the Company to make determinations regarding the relevant Bye-Laws;

26.2.3	to Officers and employees of the Company, as set forth in Bye-Law 26.3; or

26.2.4	as otherwise required by law or regulation.

26.3	The Company shall take all measures practicable to ensure the continued confidentiality of the Confidential Information and shall grant the persons referred to in Bye-Law 26.2 above access to the Confidential Information only to the extent necessary to allow them to assist the Company in any analysis required by Bye-Law 10 or~~,~~ 13 ~~or 24~~, ~~to implement Bye-Law 47 or~~ or to determine whether the Company would realise any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code. Prior to granting access to the Confidential Information to such persons or to any Officer or employee as set forth below, the Company shall inform them of its confidential nature and of the provisions of this Bye-Law and shall require them to abide by all the provisions hereof. The Company shall not disclose the Confidential Information to any Director (other than a Director that is also Chief Executive Officer, Chairman, Deputy Chairman, President or Vice President, except as required by law or regulation, upon request to the Company). The Company shall be permitted to disclose the Confidential Information to an Officer (who is not also a Director) or any of its Affiliates~~, but only if such Officer requires the Confidential Information to ensure that the Company satisfies the obligations set forth in Bye-Law 47,~~ to determine whether the Company would realise any income that would be included in the income of any Shareholder by operation of Section 953(c) of the Code or to implement Bye-Law 10 or 13.~~Bye-Law 10, 13 or 24. For the avoidance of doubt, the Company shall be permitted to disclose to the Shareholders and others the relative voting percentages of the Shareholders after application of Bye-Law 24.~~ At the written request of a Shareholder, the Confidential Information of such Shareholder shall be destroyed or returned to such Shareholder after the later to occur of (i) such Shareholder no longer being a Shareholder or (ii) the expiration of the applicable statute of limitations with respect to any Confidential Information obtained for purposes of engaging in any tax-related analysis.

26.4	The Company shall:

26.4.1	Use its commercially reasonable efforts to notify a Shareholder of the existence, terms and circumstances surrounding any request made to the Company to disclose any Confidential Information provided by or with respect to such Shareholder and, prior to such disclosure, shall permit such Shareholder a reasonable period of time to seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Bye-Law, and

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26.4.2	if, in the absence of a protective order, such disclosure is required in the opinion of counsel to the Company, the Company shall make such disclosure without liability hereunder, provided that the Company shall furnish only that portion of the Confidential Information which is legally required, shall give such Shareholder notice of the information to be disclosed as far in advance of its disclosure as practicable and, upon the request of such Shareholder and at its expense, shall use commercially reasonable efforts to ensure that confidential treatment will be accorded to all such disclosed information.

26.5	If a Shareholder fails to respond to a request for information from the Company pursuant to this Bye-Law, or submits incomplete or inaccurate information in response to such a request, the Company may in its reasonable discretion determine that such Shareholder’s shares shall carry no or reduced, as the case may be, voting rights until otherwise determined by the Company in its reasonable discretion.

26.6	The Board may rely exclusively on the analysis, deliberation, reports and other communications of those persons specified in Bye-Law 26.2 above with respect to the collection, disclosure or use of the Confidential Information, including, but not limited to, satisfying the obligations set forth in Bye-Law 48, determining whether the Company would realise any income that would be included in the income of any Shareholder (or any interest holder, whether direct or indirect, of any Shareholder) by operation of Section 953(c) of the Code or implementing Bye-Law 10 or 13~~Bye-Law 10, 13 or 24~~.

27.	PROXIES AND CORPORATE REPRESENTATIVES

27.1	The instrument appointing a proxy or corporate representative shall be in writing executed by the appointor or his attorney authorised by him in writing or, if the appointor is a corporation, either under its seal or executed by an officer, attorney or other person authorised to sign the same.

27.2	Any Shareholder may appoint a proxy or (if a corporation) representative for a specific general meeting, and adjournments thereof, or may appoint a standing proxy or (if a corporation) representative, by serving on the Company at the Registered Office, or at such place or places as the Board may otherwise specify for the purpose, a proxy or (if a corporation) an authorisation. Any standing proxy or authorisation shall be valid for all general meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office or at such place or places as the Board may otherwise specify for the purpose. Where a standing proxy or authorisation exists, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Shareholder is present or in respect to which the Shareholder has specially appointed a proxy or representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy or authorisation and the operation of any such standing proxy or authorisation shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

27.3	Notwithstanding Bye-Law 27.2, a Shareholder may appoint a proxy who shall be irrevocable in accordance with its terms and the holder thereof shall be the only person entitled to vote the relevant shares at any meeting of the shareholders at which such holder is present. Notice of the appointment of any such proxy shall be given to the Company at its Registered Office, and shall include the name, address, telephone number and electronic mail address of the proxy holder. The Company shall give to the proxy holder notice of all meetings of Shareholders of the Company and shall be obliged to recognise the holder of such proxy until such time as the holder notifies the Company in writing that the proxy is no longer in force.

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27.4	Subject to Bye-Law 27.2 and 27.3, the instrument appointing a proxy or corporate representative together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a resolution in writing, in any document sent therewith) prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a resolution in writing, prior to the effective date of the resolution in writing and in default the instrument of proxy or authorisation shall not be treated as valid.

27.5	Subject to Bye-Law 27.2 and 27.3, the decision of the chairman of any general meeting as to the validity of any appointments of a proxy shall be final.

27.6	Instruments of proxy or authorisation shall be in any common form or in such other form as the Board may approve and the Board may, if it thinks fit, send out with the notice of any meeting or any resolution in writing forms of instruments of proxy or authorisation for use at that meeting or in connection with that resolution in writing. The instrument of proxy shall~~, subject to Bye-Law 24,~~ be deemed to confer authority to demand or join in demanding a poll, to speak at the meeting and to vote on any amendment of a resolution in writing or amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy or authorisation shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

27.7	A vote given in accordance with the terms of an instrument of proxy or authorisation shall be valid notwithstanding the previous death or unsoundness of mind of the principal, or revocation of the instrument of proxy or of the corporate authority, provided that no intimation in writing of such death, unsoundness of mind or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy or authorisation in the notice convening the meeting or other documents sent therewith) at least one (1) hour before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any resolution in writing at which the instrument of proxy or authorisation is used.

27.8	Subject to the Companies Acts, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend, speak and vote on behalf of any Shareholder at general meetings or to sign resolutions in writing.

BOARD OF DIRECTORS

28.	APPOINTMENT AND REMOVAL OF DIRECTORS

28.1

The Board shall consist of not less than five (5) and not more than fifteen (15) Directors; provided that, during the Founder Investor Rights Period, if the size of the Board is increased to a number greater than five (5), then the number of Founder Designees shall increase proportionally such that the number of Founder Designees will constitute no less than 40.0% of the total number of Directors; provided further that, in no event shall the size of the Board be increased to six (6) or eight (8). Subject to Bye-Law 28.3, the maximum size of the Board at any time and from time to time within that range (which shall not exceed fifteen (15)) may be determined by resolution of the Board or~~, subject to Bye-Law~~

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~~24,~~ by a vote of the Shareholders at a general meeting. Subject to Bye-Law 28.6, any vacancy on the Board not filled at any general meeting shall remain a vacancy for the purposes of these Bye-Laws.

28.2	The Directors shall be divided into three (3) classes as nearly equal as possible (Class A, Class B and Class C). The initial Class A Directors shall serve for a term expiring at the annual general meeting of Shareholders to be held in 2014; the initial Class B Directors shall serve for a term expiring at the annual general meeting of Shareholders to be held in 2015; and the initial Class C Directors shall serve for a term expiring at the annual general meeting of Shareholders to be held in 2016. Subject to Bye-Law 28.4, at each annual general meeting of Shareholders, the successor or successors of the class of Directors shall hold office for a term expiring at the annual general meeting of Shareholders held in the third year following the year of their election.

28.3	During the Founder Investor Rights Period, subject to Section 4.01(c) of the Shareholders Agreement, in the event of (i) the death, resignation, removal or other disqualification pursuant to these Bye-Laws of any Founder Director, the Founder will nominate a replacement Founder Director and the Board will promptly appoint, as a replacement Founder Director, the Founder Designee designated by the Founder to fill the resulting vacancy and the Company will use its commercially reasonable efforts to take any other actions necessary to achieve the same or (ii) the failure of a Founder Designee to be elected to the Board at any annual or special general meeting of the Shareholders at which such Founder Designee stood for election but was nevertheless not elected (such Founder Designee, a “Founder Non-Elected Designee”), the Founder will nominate a replacement Founder Director and the Board will promptly appoint such replacement Founder Designee designated by the Founder to serve in lieu of such Founder Non-Elected Designee as a Founder Director during the term that such Founder Non-Elected Designee would have served had such Founder Non-Elected Designee been elected at such meeting of the Shareholders, and the Company will use its commercially reasonable efforts to take any other actions necessary to achieve the same, and, in the case of either of clause (i) or (ii), such individual shall then be deemed a Founder Director for all purposes of these Bye-laws. Neither the Company nor the Board (or any committee thereof) will remove any Founder Director without the prior written consent of the Founder, except to the extent necessary to remedy a breach of Section 4.04 of the Shareholders Agreement or in the case of a Founder Director’s disqualification from the Board in which case such disqualified Founder Director shall be replaced by another Founder Designee, or in accordance with these Bye-Laws.

28.4	During the Founder Investor Rights Period:

28.4.1	any replacement Founder Director to fill a vacancy created by a Founder Director leaving office shall hold office for such remainder of the term of office as applied to the Founder Director for whom the replacement Founder Director had been appointed; and

28.4.2	any other replacement Director shall hold office (a) until the next annual general meeting of Shareholders and (b) upon the election of such replacement Director at the annual general meeting, shall hold office for such remainder of the term of office as applied to the Director for whom the replacement Director had been appointed.

28.5

Subject to the Shareholders Agreement and Bye-Law 28.6 (a) any vacancy on the Board not filled at any general meeting shall remain a vacancy for the purposes of these Bye-Laws and (b) any one (1) or more vacancies on the Board not filled by the Shareholders at any general meeting of the Shareholders shall be deemed casual vacancies for the purposes of these Bye-Laws. Subject to the Shareholders Agreement and Bye-Law 28.6, without prejudice to the power of the Company by Resolution to appoint any person

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to be a Director, the Board, so long as a quorum of Directors remains in office, shall have power at any time and from time to time to appoint any person to be a Director so as to fill a casual vacancy.

28.6	During the Founder Investor Rights Period, subject to Section 4.01(c) of the Shareholders Agreement, at each annual or special general meeting of the Shareholders at which directors are to be elected to the Board, the Company will nominate and use its commercially reasonable best efforts (which shall, subject to the Applicable Requirements, include in any proxy statement used by the Company to solicit the vote of the Shareholders in connection with any such meeting the recommendation of the Company’s Board (and any committee thereof) that the Shareholders vote in favor of the slate of directors) to cause the election to the Board of a slate of directors that includes: (i) if the size of the Board is five directors, two Founder Designees, or (ii) if the size of the Board is greater than five directors, the smallest whole number of Founder Designees such that the number of Founder Designees will constitute no less than 40.0% of the total number of the Company’s directors, in each case including the designation of one of the Founder Designees as Chairman of the Board if and as specified by the Founder.

28.7	The Company may in a special general meeting called for that purpose only remove a Director for Cause, provided notice of any such meeting shall be served upon the Director concerned not less than fourteen (14) days before the meeting and he shall be entitled to be heard at that meeting or in accordance with Bye-Law 29. Subject to the Shareholders Agreement and Bye-Law 28.3, a Director so appointed to fill a vacancy resulting from this Bye-Law shall hold office in the same class of Directors as the Director whose vacant position he is filling; provided that all Directors appointed by the Board pursuant to this Bye-Law shall hold office only until the next annual general meeting or until such Director’s office is otherwise vacated.

29.	RESIGNATION AND DISQUALIFICATION OF DIRECTORS

The office of a Director shall be vacated upon the happening of any of the following events:

29.1	if he resigns his office by notice in writing delivered to the Registered Office or tendered at a meeting of the Board;

29.2	if he becomes of unsound mind or a patient for any purpose of any statute or applicable law relating to mental health and the Board resolves that his office is vacated;

29.3	if he becomes bankrupt under the laws of any country or compounds with his creditors;

29.4	if he is prohibited by law from being a Director or, in the case of a corporate Director, is otherwise unable to carry on or transact business; or

29.5	if he ceases to be a Director by virtue of the Companies Acts or is removed from office pursuant to these Bye-Laws.

30.	ALTERNATE DIRECTORS

30.1	A Director may appoint and remove his own Alternate Director; provided, that the Alternate Director for any Director that is not a Founder Designee shall only be appointed if approved by the Board and/or the Shareholders in a general meeting. Any appointment or removal of an Alternate Director by a Director shall be effected by delivery of a written notice of appointment or removal to the Secretary at the Registered Office, signed by such Director, and such notice shall be effective immediately upon receipt or on any later date specified in that notice. Any Alternate Director may be removed by resolution of the Board.

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30.2	Subject as aforesaid, the office of Alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. An Alternate Director may also be a Director in his own right and may act as alternate to more than one Director.

30.3	The signature of an Alternate Director to any resolution in writing of the Board or a committee of the Board shall, unless the terms of his appointment provides to the contrary, be as effective as the signature of the Director or Directors to whom he is alternate.

31.	DIRECTORS’ FEES AND ADDITIONAL REMUNERATION AND EXPENSES

The amount, if any, of Directors’ fees shall from time to time be determined by the Company by Resolution or in the absence of such a determination, by the Board. Unless otherwise determined to the contrary, such fees shall be deemed to accrue from day to day. Each Director may be paid his reasonable travel, hotel and incidental expenses in attending and returning from meetings of the Board or committees constituted pursuant to these Bye-Laws or general meetings and shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director. Any Director who, by request, goes or resides abroad for any purposes of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

32.	DIRECTORS’ INTERESTS

32.1	A Director may hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Bye-Law.

32.2	A Director may act by himself or his firm in a professional capacity for the Company (otherwise than as Auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

32.3	Subject to the provisions of the Companies Acts, a Director may notwithstanding his office be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested; and be a Director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is interested. The Board may also cause the voting power conferred by the shares in any other company held or owned by the Company to be exercised in such manner in all respects as it thinks fit, including the exercise thereof in favour of any resolution appointing the Directors or any of them to be directors or officers of such other company, or voting or providing for the payment of remuneration to the directors or officers of such other company.

32.4	So long as, where it is necessary, he declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors as required by the Companies Acts, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these Bye-Laws allow him to be appointed or from any transaction or arrangement in which these Bye-Laws allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

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32.5	Subject to the Companies Acts and any further disclosure required thereby, a general notice to the Directors by a Director or Officer declaring that he is a director or officer or has an interest in a person and is to be regarded as interested in any transaction or arrangement made with that person, shall be a sufficient declaration of interest in relation to any transaction or arrangement so made.

POWERS AND DUTIES OF THE BOARD

33.	POWERS AND DUTIES OF THE BOARD

33.1	Subject to the provisions of the Companies Acts, the Shareholders Agreement and these Bye-Laws and to any directions given by the Company by Resolution, the Board shall manage the business of the Company and may pay all expenses incurred in promoting and incorporating the Company and may exercise all the powers of the Company. In so acting, the Board shall observe and conform to the requirements of the Shareholders Agreement. No alteration of these Bye-Laws and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Bye-Law shall not be limited by any special power given to the Board by these Bye-Laws and a meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

33.2	The Board may, subject to the Shareholders Agreement, exercise all the powers of the Company except those powers that are required by the Companies Acts or these Bye-Laws to be exercised by the Shareholders.

33.3	All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine.

33.4	The Board on behalf of the Company may, subject to the Shareholders Agreement, provide benefits, whether by the payment of gratuities or pensions or otherwise, for any person including any Director or former Director who has held any executive office or employment with the Company or with any body corporate which is or has been an Affiliate of the Company or a predecessor in the business of the Company or of any such Affiliate, and to any member of his family or any person who is or was dependent on him, and may contribute to any fund and pay premiums for the purchase or provision of any such gratuity, pension or other benefit, or for the insurance of any such person.

33.5	The Board may from time to time appoint one or more of its body to be a managing director, joint lead director or an assistant lead director or to hold any other employment or executive office with the Company for such period and upon such terms as the Board may determine and may revoke or terminate any such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Any person so appointed shall receive such remuneration (if any) (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and either in addition to or in lieu of his remuneration as a Director

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34.	DELEGATION OF THE BOARD’S POWERS

34.1	The Board may by power of attorney appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-Laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney and of such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney may, if so authorised by the power of attorney, execute any deed, instrument or other document on behalf of the Company.

34.2	Subject to the rights of the Shareholders hereunder and the Shareholders Agreement, the Board may entrust to and confer upon any Director, Officer or, without prejudice to the provisions of Bye-Law 34.3, other person any of the powers, authorities and discretions exercisable by it upon such terms and conditions with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, authorities and discretions, and may from time to time revoke or vary all or any of such powers, authorities and discretions, but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

34.3	The Board may delegate any of its powers, authorities and discretions to committees, consisting of such person or persons (whether a member or members of its body or not) as it thinks fit. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, and in conducting its proceedings conform to any regulations which may be imposed upon it by the Board. If no regulations are imposed by the Board the proceedings of a committee with two (2) or more members shall be, as far as is practicable, governed by the Bye-Laws regulating the proceedings of the Board.

35.	PROCEEDINGS OF THE BOARD

35.1	The Board may meet for the dispatch of business, adjourn and otherwise regulate its meetings as it thinks fit. Questions arising at any meeting shall be determined by a majority of votes. In the case of an equality of votes, the motion shall be deemed to have been lost. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

35.2	Notice of a meeting of the Board may be given to a Director by word of mouth or in any manner permitted by these Bye-Laws. A Director may retrospectively waive the requirement for notice of any meeting by consenting in writing to the business conducted at the meeting.

35.3	The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be three (3) persons; provided that, for so long as (i) the size of the Board is five (5), at least one (1) Founder Director must be present to constitute a quorum of the Board and (ii) the size of the Board is greater than five (5), at least two (2) Founder Directors must be present to constitute a quorum of the Board. Any Director who ceases to be a Director at a meeting of the Board may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

35.4	A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has

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complied with the provisions of the Companies Acts and these Bye-Laws with regard to disclosure of his interest shall be entitled to be taken into account in ascertaining whether a quorum is present, but the resolution with regard to a vote in respect of any such contract or proposed contract or arrangement shall only be carried by the affirmative votes of a majority of the votes cast by Directors at such meeting who are not so, directly or indirectly, interested.

35.5	Also a Director may not vote in respect of any contract or proposed contract or arrangement in which any of the following persons are interested:

(i)	the Director;

(ii)	the Director’s Affiliates (except for the Company or any Designated Company), or

(iii)	a person who employs or has employed the Director within the preceding twelve (12) months.

35.6	The Resident Representative, if any, shall, upon delivering written notice of an address for the purposes of receipt of notice to the Registered Office, be entitled to receive notice of, attend and be heard at, and to receive minutes of all meetings of the Board.

35.7	So long as a quorum of Directors remains in office, the continuing Directors may act notwithstanding any vacancy in the Board but, if no such quorum remains, the continuing Directors or a sole continuing Director may act only for the purpose of calling a general meeting.

35.8	During the Founder Investor Rights Period, the Board shall choose a Founder Designee to preside as chairman at every meeting of the Board, and, if the selected Founder Designee is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as chairman, the Directors present shall choose an alternate Founder Designee to be chairman of the meeting, or another director if no other Founder Designee is not present within five (5) minutes after the time appointed for holding the meeting, or is not willing to act as Chairman.

35.9	The meetings and proceedings of any committee consisting of two (2) or more members shall be governed by the provisions contained in these Bye-Laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board.

35.10	A resolution in writing signed by all the Directors for the time being entitled to receive notice of a meeting of the Board (or by an Alternate Director, as provided for in these Bye-Laws) or by all the members of a committee for the time being shall be as valid and effectual as a resolution passed at a meeting of the Board or, as the case may be, of such committee duly called and constituted. Such resolution may be contained in one document or in several documents in the like form each signed by one or more of the Directors or members of the committee concerned.

35.11	A meeting of the Board or a committee appointed by the Board may be held by means of such telephone, electronic or other communication facilities (including, without limiting the generality of the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or, if there is no such group, where the chairman of the meeting then is.

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35.12	All acts done by the Board or by any committee or by any person acting as a Director or member of a committee or any person duly authorised by the Board or any committee shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated their office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director, member of such committee or person so authorised.

OFFICERS

36.	OFFICERS

36.1	The Officers of the Company, who may or may not be Directors, may be appointed by the Board, subject to these Bye-Laws, at any time. Any person appointed pursuant to this Bye-Law shall hold office for such period and upon such terms as the Board may determine and the Board may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Officer may have against the Company or the Company may have against such Officer for any breach of any contract of service between him and the Company which may be involved in such revocation or termination. Save as provided in the Companies Acts, or these Bye-Laws, the powers and duties of the Officers of the Company shall be such (if any) as are determined from time to time by the Board.

36.2	The provisions of these Bye-Laws as to resignation and disqualification of Directors shall mutatis mutandis apply to the resignation and disqualification of Officers

37.	CORPORATE OPPORTUNITIES

37.1	The Founder, any of its Affiliates or any of its or their respective directors, officers, employees, partners or agents may, alone or in combination with any other person or persons, (a) engage in or enter into any other businesses, ventures, partnerships, transactions or other activities, (b) possess any investments or interests in any other businesses, ventures, partnerships, transactions, other activities or persons or (c) make any acquisitions of, or investments in, any person, that compete or competes now or in the future with, the businesses, ventures, partnerships, transactions, activities, acquisitions or investments of the Company or its Affiliates, and may provide advice and other assistance to any such business, venture, partnership, transaction, activity or person. The Company and its Affiliates shall have no rights to (x) any information in regard to (except to the extent required to ensure the Company complies with the Applicable Requirements), (y) participate in or (z) derive any profits from any such business, venture, partnership, transaction, activity, acquisition, investment or person. The Company acknowledges and agrees that the Founder and its Affiliates are currently engaged in businesses, ventures, partnerships, transactions, activities, acquisitions and investments that, directly or indirectly, compete with the businesses, ventures, partnerships, transactions, activities, acquisitions or investments of the Company or its Affiliates and that the Founder and its Affiliates shall have no duty to refrain from engaging in such businesses, ventures, partnerships, transactions, activities, acquisitions and investments.

37.2

The pursuit of any such business, venture, partnership, transaction, activity, acquisition or investment, even if competitive now or in the future with the businesses, ventures, partnerships, transactions, activities, acquisitions or investments of the Company or its Affiliates, shall not be deemed wrongful or improper and shall not constitute a conflict of

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interest or breach of fiduciary or other duty in respect of the Company or its Affiliates. None of the Founder, any of its Affiliates or any of its or their respective directors, officers, employees, partners or agents, shall be obligated to present any particular business opportunity to the Company or its Affiliates even if such opportunity is of a character that, if presented to the Company or its Affiliates, could be pursued by the Company or its Affiliates, and the Founder, any of its Affiliates or any of its or their respective directors, officers, employees, partners or agents shall have the right to pursue for its own account (individually or as a partner or a fiduciary) or to recommend to any other Person any such opportunity; provided, that a Founder Director or an executive officer of the Company, who is also an officer, director or employee of the Founder or its Affiliates and is offered a business opportunity in his or her capacity as a member of the Board or as an executive officer of the Company, as applicable, shall be obligated to communicate such opportunity to the Company, in which case such Founder Director or executive officer of the Company, as applicable, and the Founder or any of its Affiliates shall not be permitted to pursue such opportunity unless (i) the Board determines not to do so or (ii) in the case of the Founder or any of its Affiliates, the Founder or its Affiliates learned of such opportunity other than as a result of such Founder Director being offered such opportunity in his or her capacity as a member of the Board.

37.3	In the event of any conflict of interest between the Company, on the one hand, and the Founder and its Affiliates, on the other hand, the Founder and its affiliates may act in their best interests and the Company’s officers and the Founder Directors may also be officers or directors of the Founder or its Affiliates and that the Company’s officers or the Founder Directors may, as an officer or director of the Founder or its Affiliates, also engage in, or participate in a supervisory capacity relating to, similar or competing businesses, ventures, partnerships, transactions, activities, acquisitions and investments.

38.	OBSERVERS’ RIGHTS

38.1	The Board may grant, in its discretion and to Shareholders who so request, the right to designate persons to attend meetings of the Board or committees appointed by the Board, in each case as non-voting observers. Any such observers shall be reasonably acceptable to the Board. Such grant of observers’ rights by the Board may be revoked by the Board, subject to any relevant contract in which the Company has agreed to grant observers’ rights. The Company shall not be responsible for any travel or other expenses of any such observer. No breach of any observer’s rights shall invalidate any proceeding or resolution of the Board.

38.2	Subject to Applicable Requirements, during the Founder Investor Rights Period, Founder shall have the right to designate in writing, at any time, any Founder Director as a non-voting observer (a “Founder Observer”) to attend any meetings of any committee of the Board on which a Founder Director does not serve. The Company shall notify the applicable Founder Observer of all regular and special meetings of the applicable committees of the Board, including all regular and special meetings, at the same time and in the same manner as the members of the applicable committee of the Board and shall also provide the applicable Founder Observer with copies of all notices, minutes, consents and other materials provided to the members of the applicable committee at the same time as such materials are provided to such members.

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MINUTES

39.	MINUTES

39.1	The Board shall cause minutes to be made and books kept for the purpose of recording:

39.1.1	all appointments of Officers made by the Board;

39.1.2	the names of the Directors and other persons (if any) present at each meeting of the Board and of any committee; and

39.1.3	all proceedings at meetings of the Company, of the holders of any class of shares in the Company, of the Board and of committees appointed by the Board or the Shareholders.

39.2	Shareholders shall only be entitled to see the Register of Directors and Officers, the Register, the financial information provided for in Bye-Law 46.3 and the minutes of meetings of the Shareholders of the Company.

SECRETARY AND RESIDENT REPRESENTATIVE

40.	SECRETARY AND RESIDENT REPRESENTATIVE

40.1	The Secretary (including one or more deputy or assistant secretaries) and, if required, the Resident Representative shall be appointed by the Board at such remuneration (if any) and upon such terms as it may think fit and any Secretary and Resident Representative so appointed may be removed by the Board. The duties of the Secretary and the duties of the Resident Representative shall be those prescribed by the Companies Acts together with such other duties as shall from time to time be prescribed by the Board.

40.2	A provision of the Companies Acts or these Bye-Laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in the place of, the Secretary

THE SEAL

41.	THE SEAL

41.1	The Board may authorise the production of a common seal of the Company and one or more duplicate common seals of the Company, which shall consist of a circular device with the name of the Company around the outer margin thereof and the country and year of registration in Bermuda across the centre thereof.

41.2	Any document required to be under seal or executed as a deed on behalf of the Company may be:

41.2.1	executed under the Seal in accordance with these Bye-Laws; or

41.2.2	signed or executed by any person authorised by the Board for that purpose, without the use of the Seal.

41.3	The Board shall provide for the custody of every Seal. A Seal shall only be used by authority of the Board or of a committee constituted by the Board. Subject to these Bye-Laws, any instrument to which a Seal is affixed shall be attested by the signature of:

41.3.1	a Director;

41.3.2	the Secretary; or

41.3.3	any one person authorised by the Board for that purpose.

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DIVIDENDS AND OTHER PAYMENTS

42.	DIVIDENDS AND OTHER PAYMENTS

42.1	The Board may, subject to these Bye-Laws and in accordance with Section 54 of the Companies Acts, declare a dividend to be paid to the Shareholder, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets.

42.2	The Board may declare and make such other distributions (in cash or in specie) to the Shareholders as may be lawfully made out of the assets of the Company.

42.3	The Board may deduct from the dividends or distributions payable to any Shareholder all monies due from such Shareholder to the Company on account of calls or otherwise.

43.	RESERVES

The Board may, before declaring any dividend or distribution out of contributed surplus, set aside such sums as it thinks proper as reserves which shall, at the discretion of the Board, be applicable for any purpose of the Company and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit. The Board may also without placing the same to reserve carry forward any sums which it may think it prudent not to distribute

CAPITALISATION OF PROFITS

44.	CAPITALISATION OF PROFITS

44.1	The Board may, from time to time, resolve to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund which is available for distribution or to the credit of any share premium account and accordingly that such amount be set free for distribution amongst the Shareholders or any class of Shareholders who would be entitled thereto if distributed by way of dividend and in the same proportions, on the footing that the same be not paid in cash but be applied either in or towards paying up amounts for the time being unpaid on any shares in the Company held by such Shareholders respectively or in payment up in full of unissued shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid amongst such Shareholders, or partly in one way and partly in the other, provided that for the purpose of this Bye-Law, a share premium account may be applied only in paying up of unissued shares to be issued to such Shareholders credited as fully paid.

44.2	Where any difficulty arises in regard to any distribution under this Bye-Law, the Board may settle the same as it thinks expedient and, in particular, may authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments should be made to any Shareholders in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Shareholders

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RECORD DATES

45.	RECORD DATES

Notwithstanding any other provisions of these Bye-Laws, the Company may by Resolution or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and for the purpose of identifying the persons entitled to receive notices of any general meeting and to vote at any general meeting. Any such record date may be on or at any time before or after any date on which such dividend, distribution, allotment or issue is declared, paid or made or such notice is dispatched.

ACCOUNTING RECORDS

46.	ACCOUNTING RECORDS

46.1	The Board shall cause to be kept accounting records sufficient to give a true and fair view of the state of the Company’s affairs and to show and explain its transactions, in accordance with the Companies Acts.

46.2	The records of account shall be kept at the Registered Office or at such other place or places as the Board thinks fit, and shall at all times be open to inspection by the Directors, provided that if the records of account are kept at some place outside Bermuda, there shall be kept at an office of the Company in Bermuda such records as will enable the Directors to ascertain with reasonable accuracy the financial position of the Company at the end of each three (3) month period. No Shareholder (other than an Officer of the Company) shall have any right to inspect any accounting record or book or document of the Company except as conferred by law or authorised by the Board or by Resolution.

46.3	A copy of every balance sheet and statement of income and expenditure, including every document required by law to be annexed thereto, which is to be laid before the Company in general meeting, together with a copy of the Auditors’ report, shall be sent to each person entitled thereto in accordance with the requirements of the Companies Acts

~~UNRELATED BUSINESS TAXABLE INCOME~~

47.	~~UNRELATED BUSINESS TAXABLE INCOME~~INTENTIONALLY OMITTED

~~The Company shall, and shall cause its Designated Companies to, undertake commercially reasonable efforts to ensure that neither the Company nor any Designated Company realises any income that causes any Shareholder (or any interest holder, whether direct or indirect, in any Shareholder) to realise “unrelated business taxable income” (“UBTI“) as determined under Section 512 of the Code. The Company shall be deemed to have satisfied its obligation to undertake commercially reasonable efforts to ensure that a Shareholder (or any interest holder, whether direct or indirect, in any Shareholder) does not realise UBTI solely as a result of the Shareholder being considered a “United States shareholder” (as defined in Section 951(b) of the Code) (but not as specially defined in Section 953(c) of the Code) of the Company by the due implementation of the provisions of Bye-Law 24.~~

AUDIT

48.	AUDIT

Save and to the extent that an audit is waived in the manner permitted by the Companies Acts, Auditors shall be appointed and their duties regulated in accordance with the Companies Acts, any other applicable law and such requirements not inconsistent with the Companies Acts as the Board may from time to time determine.

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SERVICE OF NOTICES AND OTHER DOCUMENTS

49.	SERVICE OF NOTICES AND OTHER DOCUMENTS

49.1	Any notice or other document (including but not limited to a share certificate, any notice of a general meeting of the Company, any instrument of proxy and any document to be sent in accordance with Bye-Law 46.3) may be sent to, served on or delivered to any Shareholder by the Company

49.1.1	personally;

49.1.2	by sending it through the post (by airmail where applicable) in a pre-paid letter addressed to such Shareholder at his address as appearing in the Register;

49.1.3	by sending it by courier to or leaving it at the Shareholder’s address appearing in the Register;

49.1.4	where applicable, by sending it by email or facsimile or other mode of representing or reproducing words in a legible and non-transitory form or by sending an electronic record of it by electronic means, in each case to an address or number supplied by such Shareholder for the purposes of communication in such manner; or

49.1.5	by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found, and how the document may be accessed on the website) by any of the methods set out in paragraphs 49.1.1, 49.1.2, 49.1.3 or 49.1.4 of this Bye-Law, in accordance with the Companies Acts.

In the case of joint holders of a share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders.

49.2	Any notice or other document shall be deemed to have been served on or delivered to any Shareholder by the Company

49.2.1	if sent by personal delivery, at the time of delivery;

49.2.2	if sent by post, forty-eight (48) hours after it was put in the post;

49.2.3	if sent by courier or facsimile, twenty-four (24) hours after sending;

49.2.4	if sent by email or other mode of representing or reproducing words in a legible and non-transitory form or as an electronic record by electronic means, twelve (12) hours after sending; or

49.2.5	if published as an electronic record on a website, at the time that the notification of such publication shall be deemed to have been delivered to such Shareholder,

and in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed and stamped and put in the post, published on a website in accordance with the Companies Acts and the provisions of these Bye-Laws, or sent by courier, facsimile, email or as an electronic record by electronic means, as the case may be, in accordance with these Bye-Laws.

Each Shareholder and each person becoming a Shareholder subsequent to the adoption of these Bye-Laws, by virtue of its holding or its acquisition and continued holding of a share, as applicable, shall be deemed to have acknowledged and agreed that any notice or other document (excluding a share certificate) may be provided by the Company by way of accessing them on a website instead of being provided by other means.

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49.3	Any notice or other document delivered, sent or given to a Shareholder in any manner permitted by these Bye-Laws shall, notwithstanding that such Shareholder is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Shareholder as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

49.4	Save as otherwise provided, the provisions of these Bye-Laws as to service of notices and other documents on Shareholders shall mutatis mutandis apply to service or delivery of notices and other documents to the Company or any Director, Alternate Director or Resident Representative pursuant to these Bye-Laws

WINDING UP

50.	WINDING UP

If the Company shall be wound up, the liquidator may, with the sanction of a Resolution of the Company and any other sanction required by the Companies Acts, divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for such purposes set such values as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trust for the benefit of the contributories as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any shares or other assets upon which there is any liability.

INDEMNITY

51.	INDEMNITY

51.1	Subject to the proviso below, every Indemnified Person shall be indemnified and held harmless out of the assets of the Company against all liabilities, loss, damage or expense (including but not limited to liabilities under contract, tort and statute or any applicable foreign law or regulation and all reasonable legal and other costs including defence costs incurred in defending any legal proceedings whether civil or criminal and expenses properly payable) incurred or suffered by him by or by reason of any act done, conceived in or omitted in the conduct of the Company’s business or in the discharge of his duties and the indemnity contained in this Bye-Law shall extend to any Indemnified Person acting in any office or trust in the reasonable belief that he has been appointed or elected to such office or trust notwithstanding any defect in such appointment or election provided always that the indemnity contained in this Bye-Law shall not extend to any matter which would render it void pursuant to the Companies Acts.

51.2	No Indemnified Person shall be liable to the Company for the acts, defaults or omissions of any other Indemnified Person.

51.3	To the extent that any Indemnified Person is entitled to claim an indemnity pursuant to these Bye-Laws in respect of amounts paid or discharged by him, the relevant indemnity shall take effect as an obligation of the Company to reimburse the person making such payment or effecting such discharge.

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51.4	Each Shareholder and the Company agree to waive any claim or right of action he or it may at any time have, whether individually or by or in the right of the Company, against any Indemnified Person on account of any action taken by such Indemnified Person or the failure of such Indemnified Person to take any action in the performance of his duties with or for the Company provided, however, that such waiver shall not apply to any claims or rights of action arising out of the fraud of such Indemnified Person or to recover any gain, personal profit or advantage to which such Indemnified Person is not legally entitled.

51.5	The Company shall advance moneys to any Indemnified Person for the costs, charges, and expenses incurred by the Indemnified Person in defending any civil or criminal proceedings against them, on condition and receipt of an undertaking in a form satisfactory to the Company that the Indemnified Person shall repay such portion of the advance attributable to any claim of fraud or dishonesty if such a claim is proved against the Indemnified Person

AMALGAMATION AND MERGER

52.	AMALGAMATION AND MERGER

Any resolution proposed for consideration at any general meeting to approve the amalgamation or merger of the Company with any other company, wherever incorporated, shall require the approval of a simple majority of votes cast at such meeting and the quorum for such meeting shall be that required in Bye-Law 22.1 and a poll may be demanded in respect of such resolution in accordance with the provisions of Bye-Law 23.3~~7~~.

CONTINUATION

53.	CONTINUATION

Subject to the Companies Acts, and these Bye-Laws, the Board may approve the discontinuation of the Company in Bermuda and the continuation of the Company in a jurisdiction outside Bermuda. The Board, having resolved to approve the discontinuation of the Company, may further resolve not to proceed with any application to discontinue the Company in Bermuda or may vary such application as it sees fit.

ALTERATION OF BYE-LAWS

54.	ALTERATION OF BYE-LAWS

Subject to these Bye-Laws, these Bye-Laws may be amended from time to time by resolution of the Board, but subject to approval by Resolution in accordance with Bye-Law 23 ~~and Bye-Law 24~~.

~~CERTAIN SUBSIDIARIES~~

55.	~~CERTAIN SUBSIDIARIES~~INTENTIONALLY OMITTED

~~55.1~~

~~Notwithstanding any provision in these Bye-Laws to the contrary, if (i) the voting rights of the Controlled Shares of any U.S. Person are adjusted pursuant to Bye-Laws 24.1 and 24.5 and (ii) the Company is required or entitled to vote with respect to the election of directors at a general meeting of any direct or indirect non-U.S. subsidiary of the Company that is an insurance company, the Board shall refer the subject matter of such vote to the Shareholders~~

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~~of the Company (subject to Bye-Laws 23 and 24) and seek authority from the Shareholders for the Company’s corporate representative or proxy to vote in favour of the resolution proposed by the subsidiary. The Board shall direct the Company’s corporate representative or proxy to vote the Company’s shares in the subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the subsidiary. The Board shall have authority to resolve any ambiguity.~~

~~55.2~~	~~The Board in its discretion shall require that the Bye-Laws or Articles of Association or similar organizational documents of each subsidiary of the Company organized under the laws of a jurisdiction outside the United States of America, other than any non-U.S. subsidiary that is a direct or indirect subsidiary of a U.S. Person, shall contain provisions substantially similar to this Bye-Law. The Company shall enter into agreements, as and when determined by the Board, with each such subsidiary, only if and to the extent reasonably necessary and permitted under applicable law, to effectuate or implement this Bye-Law~~

EFFECT OF SHAREHOLDERS AGREEMENT

56.	EFFECT OF SHAREHOLDERS AGREEMENT

These Bye-Laws shall be read and construed as one with the Shareholders Agreement, the provisions of which are hereby incorporated into these Bye-Laws. In the event of any ambiguity or conflict arising between the terms of those Bye-Laws and the Shareholders Agreement, the terms of the Shareholders Agreement shall prevail, except to the extent that they or any of them are inconsistent with the requirements of the Companies Acts and Bermuda law generally.

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

A	Proposals — The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and “FOR” Proposal 2.

1. To fix the number of directors of the Company at five and to elect two Class B director nominees to the Company’s Board of Directors for terms ending in 2021.

+

	For	Against	Abstain		For	Against	Abstain

01 - D. Andrew Cook	☐	☐	☐	02 - John V. Del Col	☐	☐	☐

		For	Against	Abstain

2.	To approve the adoption of the Amended and Restated Bye-Laws.	☐	☐	☐	NOTE. To consider such other business as may properly come before the Annual General Meeting of Shareholders or any adjournments thereof.
		For	Against	Abstain

3.

To appoint Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor for 2018 and to authorize the Company’s Board, acting by the Company’s Audit Committee, to set their remuneration.

		☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS.

The Proxy Statement and the 2017 Annual Report on Form 10-K are available at:

https://materials.proxyvote.com/G1190F

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — BLUE CAPITAL REINSURANCE HOLDINGS LTD.

FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 2018

The undersigned appoints Greg A. Garside or failing him any other officer of Blue Capital Reinsurance Holdings Ltd. as proxy, to vote on behalf of the undersigned, all Common Shares of the undersigned at the 2018 Annual Meeting to be held May 8, 2018, and at any adjournment thereof, subject to any directions indicated on the reverse side.

Your vote is important! Please complete, date, sign and return this form to Proxy Services, c/o Computershare, P.O. Box 43101, Providence, RI 02940-5067 in the accompanying envelope, which does not require postage if mailed in the United States.

Pursuant to the Company’s Bye-Laws, the voting interest attributed to each Common Share held by the undersigned is [1.XXX] votes per Common Share.

This proxy when properly signed will be voted in accordance with the instructions, if any, given hereon. If this form of proxy is properly signed and returned but no direction is given, the proxy will be voted FOR each proposal listed on the reverse side and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the 2018 Annual Meeting.